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                                                                  EXECUTION COPY

                                                                    EXHIBIT 10.2

                              AMENDED AND RESTATED
                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                           PEABODY ENERGY CORPORATION,

                         and certain of its Subsidiaries

                                   in favor of

                              FLEET NATIONAL BANK,
                             as Administrative Agent

                           Dated as of March 21, 2003

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                                TABLE OF CONTENTS

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Section 1.      DEFINED TERMS...................................................................................    2

       1.1      Definitions.....................................................................................    2
       1.2      Other Definitional Provisions...................................................................    9

Section 2.      GUARANTEE.......................................................................................    9

       2.1      Guarantee.......................................................................................    9
       2.2      Right of Contribution...........................................................................   10
       2.3      No Subrogation..................................................................................   10
       2.4      Amendments, etc. with Respect to the Borrower Obligations.......................................   10
       2.5      Guarantee Absolute and Unconditional............................................................   11
       2.6      Reinstatement...................................................................................   11
       2.7      Payments........................................................................................   12

Section 3.      GRANT OF SECURITY INTEREST......................................................................   12

Section 4.      REPRESENTATIONS AND WARRANTIES..................................................................   13

       4.1      Representations in Credit Agreement.............................................................   13
       4.2      Title; No Other Liens...........................................................................   13
       4.3      Perfected First Priority Liens..................................................................   14
       4.4      Name; Jurisdiction of Organization, Etc.........................................................   14
       4.5      Inventory and Equipment.........................................................................   14
       4.6      Farm Products...................................................................................   14
       4.7      Investment Property.............................................................................   14
       4.8      Receivables.....................................................................................   15
       4.9      Contracts.......................................................................................   15
       4.10     Intellectual Property...........................................................................   16
       4.11     Letter of Credit Rights.........................................................................   16
       4.12     Commercial Tort Claims..........................................................................   16

Section 5.      COVENANTS.......................................................................................   16

       5.1      Covenants in Credit Agreement...................................................................   16
       5.2      Delivery and Control............................................................................   16
       5.3      Maintenance of Insurance........................................................................   17
       5.4      Payment of Obligations..........................................................................   17
       5.5      Maintenance of Perfected Security Interest; Further Documentation...............................   17
       5.6      Jurisdiction of Organization, etc...............................................................   17
       5.7      Notices.........................................................................................   18
       5.8      Pledged Securities..............................................................................   18
       5.9      Receivables.....................................................................................   19
       5.10     Contracts.......................................................................................   19
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Section 6.      REMEDIAL PROVISIONS.............................................................................   20

       6.1      Certain Matters Relating to Receivables.........................................................   20
       6.2      Communications with Obligors; Grantors Remain Liable............................................   21
       6.3      Pledged Securities..............................................................................   21
       6.4      Proceeds to be Turned Over To Administrative Agent..............................................   22
       6.5      Application of Proceeds.........................................................................   23
       6.6      Code and Other Remedies.........................................................................   23
       6.7      Registration Rights.............................................................................   24
       6.8      Deficiency......................................................................................   25

Section 7.      THE ADMINISTRATIVE AGENT........................................................................   25

       7.1      Administrative Agent's Appointment as Attorney-in-Fact, etc.....................................   25
       7.2      Duty of Administrative Agent....................................................................   27
       7.3      Execution of Financing Statements...............................................................   27
       7.4      Authority of Administrative Agent...............................................................   28

Section 8.      MISCELLANEOUS...................................................................................   28

       8.1      Amendments in Writing...........................................................................   28
       8.2      Notices.........................................................................................   28
       8.3      No Waiver by Course of Conduct; Cumulative Remedies.............................................   28
       8.4      Enforcement Expenses; Indemnification...........................................................   28
       8.5      Successors and Assigns..........................................................................   29
       8.6      Set-Off.........................................................................................   29
       8.7      Counterparts....................................................................................   29
       8.8      Severability....................................................................................   29
       8.9      Section Headings................................................................................   30
       8.10     Integration.....................................................................................   30
       8.11     GOVERNING LAW...................................................................................   30
       8.12     Submission To Jurisdiction; Waivers.............................................................   30
       8.13     Acknowledgements................................................................................   31
       8.14     WAIVER OF JURY TRIAL............................................................................   31
       8.15     Additional Grantors.............................................................................   31
       8.16     Releases........................................................................................   31
       8.17     Conflict........................................................................................   32
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Schedule 1   Notice Addresses of Peabody Entities
Schedule 2   Description of Pledged Investment Property
Schedule 3   Filings and Other Actions Required to Perfect Security Interests
Schedule 4   Location of Jurisdiction of Organization and Chief Executive Office
Schedule 5   Location of Inventory and Equipment
Schedule 6   Copyrights, Patents, Trademarks and Licenses
Schedule 7   Contracts
Schedule 8   Letter of Credit Rights

Exhibit A    Form of Acknowledgement and Consent

Annex 1      Form of Assumption Agreement

                                      iii

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                              AMENDED AND RESTATED
                       GUARANTEE AND COLLATERAL AGREEMENT

                  AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated as of March 21, 2003, made by each of the signatories hereto other than Black Beauty Coal Company (together with any other entity (including Black Beauty Coal Company) that may become a Grantor as provided in Section 8.15, the "Grantors"), Black Beauty Coal Company (solely as a Guarantor as of the date hereof) and each entity that may become a Guarantor (as defined below) as provided in Section 8.15, in favor of Fleet National Bank, as administrative agent (in such capacity, the "Administrative Agent") for (i) the banks and other financial institutions (the "Lenders") from time to time parties to the Second Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), among Peabody Energy Corporation, a Delaware corporation (the "Borrower"), the Lenders, Wachovia Bank, National Association and Lehman Commercial Paper Inc., each as syndication agent (in such capacity, the "Syndication Agents"), Morgan Stanley Senior Funding, Inc. and U.S. Bank National Association, each as documentation agent (in such capacity, the "Documentation Agents"), Fleet Securities, Inc., Wachovia Securities, Inc. and Lehman Brothers Inc., each as arranger (in such capacity, the "Arrangers", together with the Documentation Agents, the Syndication Agents and the Administrative Agent, the "Agents") and the Administrative Agent and (ii) the other Secured Parties (as defined below).

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Peabody Entity (as defined below);

                  WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors and/or Guarantors in connection with the operation of their respective businesses;

                  WHEREAS, the Peabody Entities are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

                  WHEREAS, it is a condition precedent to (i) the obligation of the Original Lenders to amend and restate the First Restated Credit Agreement and (ii) the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties; and

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                  WHEREAS, this Agreement is made in amendment, restatement, modification and continuation of, but not in extinguishment of, the obligations of the Borrower and its Subsidiaries under the Guarantee and Collateral Agreement dated as of May 14, 1998 (the "Original Guarantee and Collateral Agreement") among the Borrower, certain of its Subsidiaries and the Administrative Agent.

                  NOW, THEREFORE, in consideration of the premises and to induce the Agents and the Original Lenders to amend and restate the First Restated Credit Agreement, to induce the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Peabody Entity hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1.           DEFINED TERMS

         1.1 Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Account Debtor, Certificated Security, Chattel Paper, Commodity Account, Commodity Contract, Commodity Intermediary, Documents, Electronic Chattel Paper, Entitlement Order, Equipment, Farm Products, Financial Asset, Fixtures, Goods, Instruments, Inventory, Letter of Credit Rights, Money, Payment Intangibles, Securities Account, Securities Intermediary, Security, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

                  The following terms shall have the following meanings:

                  "Agreement": this Amended and Restated Guarantee and Collateral Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

                  "Borrower Obligations": the collective reference to the unpaid principal of and interest on the Loans and L/C Obligations and all other obligations and liabilities of the Borrower (including, without limitation, (i) interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and L/C Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and
         (ii) any exposure of any Lender under any lockbox arrangement, controlled disbursement arrangement, checking accounts or other similar arrangements (collectively, "Cash Management Agreements") with or on behalf of the Borrower and/or its Subsidiaries) to the Agents or any Lender (or, in the case of any Specified Hedge Agreement referred to below, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Credit Documents, any Letter of Credit or any Specified Hedge Agreement entered into by the Borrower with any Lender (or any Affiliate of any Lender) or any Cash Management Agreement entered

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         into by the Borrower or any Subsidiary of the Borrower with any Lender or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent and counsel to the other Agents or the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

                  "Collateral": as defined in Section 3.

                  "Collateral Account": (i) any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4 or (ii) any cash collateral account established as provided in Sections 2.6 or 8 of the Credit Agreement.

                  "Contracts": the contracts and agreements listed on Schedule 7 as the same may be amended, supplemented, replaced or otherwise modified from time to time, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of any Grantor to damages arising thereunder and (iv) all rights of any Grantor to terminate, and to perform and compel performance of, such Contracts and to exercise all remedies thereunder.

                  "Copyrights": (i) all copyrights arising under the laws of the United States or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed on Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

                  "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

                  "Deposit Account": all "deposit accounts" as defined in
         Article 9 of the New York UCC, together with all funds held therein and all certificates or instruments representing any of the foregoing.

                  "Excluded Foreign Subsidiary": any Foreign Subsidiary in respect of which either (i) the pledge of all of the Capital Stock of such Subsidiary as Collateral or (ii) the guaranteeing by such Subsidiary of the Obligations, would, in the good faith judgment of the Borrower, result in material adverse tax consequences to the Borrower; provided, however, that a Foreign Subsidiary that is treated as a pass-through entity for United States federal income tax purposes shall not be an Excluded Foreign Subsidiary while so treated.

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                  "Excluded Foreign Subsidiary Voting Stock": the voting Capital
         Stock of any Excluded Foreign Subsidiary.

                  "Foreign Subsidiary": any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

                  "General Intangibles": all "general intangibles" as such term is defined in Section 9-102(a)(42) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all rights of such Grantor to receive any tax refunds, all Hedge Agreements and all contracts, leases, agreements, instruments and indentures and all licenses, permits, concessions, franchises and authorizations issued by Governmental Authorities in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, replaced or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of such Grantor to damages arising thereunder, and (iv) all rights of such Grantor to terminate and to perform, compel performance and to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument or indenture the right to "reopen" certain provisions thereof or to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate the Borrower to obtain such consents); provided that the foregoing limitation shall not apply to the extent that the applicable provision of such contract, agreement, instrument or indenture would be ineffective pursuant to Sections 9-406, 9-407 or 9-408 of the New York UCC.

                  "Grantor Obligations": with respect to any Grantor, the collective reference to (i) the Borrower Obligations and (ii) all obligations and liabilities of such Grantor which may arise under or in connection with this Agreement or any other Credit Document to which such Grantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent and counsel to the other Agents and the Lenders that are required to be paid by such Grantor pursuant to the terms of this Agreement or any other Credit Document).

                  "Guarantor": each Grantor (other than the Borrower), Black Beauty Coal Company and each other entity that becomes a Guarantor hereunder pursuant to Section 8.15.

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                  "Guarantor Obligations": with respect to any Guarantor, the collective reference to (i) the Borrower Obligations and (ii) all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement or any other Credit Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent and counsel to other Agents and the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Credit Document).

                  "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property arising under United States laws, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets and the Trade Secret Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "Intercompany Note": any promissory note evidencing loans made by any Grantor to the Borrower or any of its Subsidiaries.

                  "Investment Property": the collective reference to (i) all "investment property" as such term is defined in Section 9-102(a)(49) of the Uniform Commercial Code in effect in the State of New York on the date hereof including, without limitation, all Certificated Securities and Uncertificated Securities, all Security Entitlements, all Securities Accounts, all Commodity Contracts and all Commodity Accounts (other than any Excluded Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock"), (ii) security entitlements, in the case of any United States Treasury book-entry securities, as defined in 31 C.F.R. section 357.2, or, in the case of any United States federal agency book-entry securities, as defined in the corresponding United States federal regulations governing such book-entry securities, and (iii) whether or not constituting "investment property" as so defined, all Pledged Notes, all Pledged Stock, all Pledged Security Entitlements and all Pledged Commodity Contracts.

                  "Issuers": the collective reference to each issuer of a Pledged Security (which shall include, without limitation, each presently existing or hereinafter acquired or created Subsidiary of the Borrower (other than any Excluded Foreign Subsidiary)).

                  "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Obligations": (i) in the case of the Borrower, the Borrower Obligations, (ii) in the case of each Guarantor, its Guarantor Obligations and (iii) in the case of each Grantor, its Grantor Obligations.

                  "Patents": (i) all letters patent of the United States or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to on Schedule 6, (ii) all

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         applications for letters patent and design letters patent of the United
         States and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to on Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

                  "Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to on Schedule 6.

                  "Peabody Entity": the Borrower and each Guarantor.

                  "Pledged Alternative Equity Interests" shall mean all interests of any Grantor in participation or other interests in any equity or profits of any business entity and the certificates, if any, representing such interests and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests and any other warrant, right or option to acquire any of the foregoing; provided, however, that Pledged Alternative Equity Interests shall not include any Pledged Stock, Pledged Partnership Interests, Pledged LLC Interests and Pledged Trust Interests.

                  "Pledged Commodity Contracts": all commodity contracts listed on Schedule 2 and all other commodity contracts to which any Grantor is party from time to time.

                  "Pledged Debt Securities": all debt securities now owned or hereafter acquired by any Grantor, including, without limitation, the debt securities listed on Schedule 2, together with any other certificates, options, rights or security entitlements of any nature whatsoever in respect of the debt securities of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

                  "Pledged Equity Interests" shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests, Pledged Trust Interests and Pledged Alternative Equity Interests.

                  "Pledged LLC Interests" shall mean all interests of any Grantor now owned or hereafter acquired in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 2 hereto under the heading "Pledged LLC Interests" and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and any other warrant, right or option to acquire any of the foregoing.

                  "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held

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         by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

                  "Pledged Partnership Interests" shall mean all interests of any Grantor now owned or hereafter acquired in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on
         Schedule 2 hereto under the heading "Pledged Partnership Interests" and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and any other warrant, right or option to acquire any of the foregoing.

                  "Pledged Securities": the collective reference to the Pledged Debt Securities, the Pledged Notes and the Pledged Equity Interests.

                  "Pledged Stock" shall mean all shares of capital stock now owned or hereafter acquired by such Grantor, including, without limitation, all shares of capital stock described on Schedule 2 hereto under the heading "Pledged Stock", and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and any other warrant, right or option to acquire any of the foregoing; provided, however, that in no event shall more than 65% of the total outstanding Excluded Foreign Subsidiary Voting Stock of any Excluded Foreign Subsidiary be required to be pledged hereunder.

                  "Pledged Security Entitlements": all security entitlements of any Grantor.

                  "Pledged Trust Interests" shall mean all interests of any Grantor now owned or hereafter acquired (other than the master limited partnership interests in Perm Virginia Resource Partners, L.P. owned by Peabody Natural Resources Company) in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 2 hereto under the heading "Pledged Trust Interests" and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests and any other warrant, right or option to acquire any of the foregoing.

                  "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the New York UCC in effect on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

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                  "Receivable": all Accounts and any other right to payment for goods or other property sold, leased, licensed or otherwise disposed of or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper or classified as a Payment Intangible and whether or not it has been earned by performance; provided, however, that the term "Receivable" shall not include any Account or other right to payment on and after the time it is transferred pursuant to the Existing Securitization or any other securitization transaction permitted by the Credit Agreement. References herein to Receivables shall include any Supporting Obligation or collateral securing such Receivable.

                  "Secured Parties": collectively, the Agents, the Lenders and, with respect to any Specified Hedge Agreement, any affiliate of any Lender party thereto (or any Person that was a Lender or an affiliate thereof when such Specified Hedge Agreement was entered into) that has agreed to be bound by the provisions of Section 7.2 hereof as if it were a party hereto and by the provisions of Section 9 of the Credit Agreement as if it were a Lender party thereto.

                  "Securities Act": the Securities Act of 1933, as amended.

                  "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to on Schedule 6, and (ii) the right to obtain all renewals thereof.

                  "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to on Schedule 6.

                  "Trade Secrets": (i) all trade secrets and all confidential and proprietary information, including know-how, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, including, without limitation, any of the foregoing referred to in Schedule 6,
         (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments arising out of the sale, lease, license, assignment or other disposition thereof, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of any Grantor accruing thereunder or pertaining thereto.

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                  "Trade Secret License": any agreement, whether written or
         oral, providing for the grant by or to any Grantor of any right to use any Trade Secret, including, without limitation, any of the foregoing referred to in Schedule 6.

         1.2 Other Definitional Provisions, (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

                  (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

SECTION 2.           GUARANTEE

         2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

                  (b) Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

                  (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Secured Parties hereunder.

                  (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

                  (e) No indefeasible payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to release the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

         2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties, and each Guarantor shall remain jointly and severally liable to the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

         2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Secured Parties by the Borrower on account of the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

         2.4 Amendments, etc. with Respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreement and the other Credit Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

         2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this
Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of the Credit Agreement or any other Credit Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Secured Parties against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars in immediately available funds at the office of the Administrative Agent located at 100 Federal Street, Boston, Massachusetts 02110, or such other office as may be notified to the Guarantors by the Administrative Agent from time to time.

SECTION 3.           GRANT OF SECURITY INTEREST

                  Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of the personal property of such Grantor, including, without limitation, the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations:

                  (i)      all Accounts;

                  (ii)     all Chattel Paper;

                  (iii)    all Contracts;

                  (iv)     all Deposit Accounts;

                  (v)      all Documents;

                  (vi)     all Equipment;

                  (vii)    all Fixtures;

                  (viii)   all General Intangibles;

                  (ix)     all Instruments;

                  (x)      all Intellectual Property;

                  (xi)     all Inventory (including, without limitation, coal);

                  (xii)    all Investment Property;

                  (xiii)   all Letter of Credit Rights;

                  (xiv)    all Receivables;

                  (xv)     all Goods not otherwise described above;

                  (xvi)    any Collateral Account;

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

                  (xvii) all books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

                  (xviii) to the extent not otherwise included, all other property of the Grantor and all Proceeds and products, accessions, rents and profits of any and all of the foregoing and all collateral security, Supporting Obligations and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding the foregoing, this Agreement shall not constitute an assignment of or grant of a security interest in any Contract, Pledged Security, General Intangible, Copyright License, Patent License, Trademark License or Trade Secret License, or the instruments giving or governing the same, to the extent that, and only so long as, such Contract, Pledged Security, General Intangible, Copyright License, Patent License, Trademark License or Trade Secret License, or the instruments or agreements giving or governing the same, would prohibit such assignment or grant of a security interest or would, upon such assignment, grant, attempted assignment or attempted grant, give any other party to such Contract, Pledged Security, General Intangible, Copyright License, Patent License, Trademark License or Trade Secret License, or the instruments or agreements giving the same, the right to "reopen" any provision thereof or terminate its obligations thereunder (unless, in either case, all necessary consents to such assignment or grant have been obtained from the other parties thereto); provided that the foregoing limitation shall not apply to the extent that the applicable provision of such Contract, Pledged Security, General Intangible, Copyright License, Patent License or Trademark License, instrument or agreement would be ineffective pursuant to Sections 9-406, 9-407 or 9-408 of the New York UCC.

SECTION 4.           REPRESENTATIONS AND WARRANTIES

                  To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor (and with respect to Section 4.1, each Guarantor) hereby represents and warrants to each Secured Party that:

         4.1 Representations in Credit Agreement. The representations and warranties set forth in Section 4 of the Credit Agreement as they relate to such Guarantor or to the other Credit Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Secured Parties shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

         4.2 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, each Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement.

         4.3 Perfected First Priority Liens. The security interests granted pursuant to this Agreement upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in which a security interest may be perfected by filing or the taking of such actions set forth on Schedule 3 in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and are prior to all other Liens on the Collateral in existence on the date hereof except for unrecorded Liens and other Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law and Liens set forth on Schedule 7.3(f) to the Credit Agreement.

         4.4 Name: Jurisdiction of Organization, Etc.. On the date hereof, such Grantor's exact legal name (as indicated on the public record of such Grantor's jurisdiction of formation or organization), jurisdiction of organization, organizational identification number, if any, and the location of such Grantor's chief executive office or sole place of business are specified on
Schedule 4. Each Grantor is organized solely under the law of the jurisdiction so specified and has not filed any certificates of domestication, transfer or continuance in any other jurisdiction. Except as otherwise indicated on Schedule 4, the jurisdiction of each such Grantor's organization or formation is required to maintain a public record showing the Grantor to have been organized or formed. Except as specified on Schedule 4, no Grantor has changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g. by merger, consolidation, change in corporate form or otherwise) within the past five (5) years.

         4.5 Inventory and Equipment. On the date such Grantor became a party to this Agreement, the Inventory and the Equipment of such Grantor (other than mobile goods) are kept at the locations listed on Schedule 5.

         4.6 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

         4.7 Investment Property. (a) As of the date hereof, Schedule 2 hereto sets forth under the headings "Pledged Stock," "Pledged LLC Interests," "Pledged Partnership Interests" and "Pledged Trust Interests," respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule. As of the date hereof, Schedule 2 hereto sets forth under the heading "Pledged Debt Securities" or "Pledged

Notes" all of the Pledged Debt Securities and Pledged Notes owned by any Grantor and each of such Pledged Notes issued by the Borrower or a Subsidiary of the Borrower has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuer thereof enforceable in accordance with its terms and is not in default and constitutes all of the issued and outstanding inter-company indebtedness evidenced by an instrument or certificated security of the respective issuers thereof owing to such Grantor.
Schedule 2 hereto sets forth under the headings "Securities Accounts," "Commodities Accounts," and "Deposit Accounts" respectively, all of the Securities Accounts, Commodities Accounts and Deposit Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder or customer of each such account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Administrative Agent pursuant hereto) having "control" (within the meanings of Sections 8-106, 9-106 and 9-104 of the New York UCC) over, or any other interest in, any such Securities Account, Commodity Account or Deposit Account or any securities, commodities or other property credited thereto.

                  (b) The shares of Pledged Stock pledged by such Grantor hereunder constitute all of the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Excluded Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Excluded Foreign Subsidiary Voting Stock of each relevant Issuer.

                  (c) All the shares of the Pledged Equity Interests have been duly and validly issued and are fully paid and nonassessable.

                  (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property and Deposit Accounts pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except Permitted Liens and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests.

         4.8      Receivables.

                  Except for (i) the Tennessee Valley Authority, (ii) federal tax refunds and (iii) Receivables which are not in the aggregate material to the Borrower and its Restricted Subsidiaries taken as a whole, none of the obligors on any Receivables is a Governmental Authority.

         4.9 Contracts. (a) Each Contract (and each other contract, agreement, instrument and indenture included in the Collateral (the "Additional Contracts")) is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (b) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts or Additional Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature.

                  (c) Neither such Grantor nor (to the best of such Grantor's knowledge) any of the other parties to the Contracts or Additional Contracts is in default in the performance or observance of any of the terms thereof in any manner that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (d) The right, title and interest of such Grantor in, to and under the Contracts and the Additional Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (e) Such Grantor has delivered to the Administrative Agent a complete and correct copy of each Contract and Additional Contract, including all amendments, supplements and other modifications thereto.

         4.10 Intellectual Property. Neither the Borrower nor any Grantor owns any Intellectual Property which is, in the aggregate, material to the Borrower and its Restricted Subsidiaries, taken as a whole.

         4.11 Letter of Credit Rights. As of the date hereof, to the knowledge of the Borrower, other than letters of credit that constitute Supporting Obligations, no Grantor is a beneficiary or assignee under any letter of credit other than the letters of credit described on Schedule 8 hereto.

         4.12 Commercial Tort Claims. As of the date hereof, no Grantor has any commercial tort claims in an amount reasonably estimated to exceed $10,000,000.

SECTION 5.           COVENANTS

                  Each Grantor (and with respect to Sections 5.1 and 5.3, each Guarantor) covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

         5.1 Covenants in Credit Agreement. Such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

         5.2      Delivery and Control.

                  (a) If any of the Collateral is or shall become evidenced or represented by any Instrument, Certificated Security, Negotiable Document or Tangible Chattel Paper evidencing an amount in excess of $5,000,000, such Instrument (other than checks received in the ordinary course of business), Certificated Security, Negotiable Documents or Tangible Chattel Paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

                  (b) If any of the Collateral is or shall become evidenced or represented by an Uncertificated Security, such Grantor shall cause the Issuer thereof either (i) to register the Administrative Agent as the registered owner of such Uncertificated Security, upon original issue or registration of transfer or (ii) to agree in writing with such Grantor and the Administrative Agent that such Issuer will comply with instructions with respect to such Uncertificated Security originated by the Administrative Agent without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Administrative Agent.

         5.3 Maintenance of Insurance. Such Guarantor will maintain insurance in accordance with subsection 6.5 of the Credit Agreement.

         5.4 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

         5.5 Maintenance of Perfected Security Interest: Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

                  (b) Such Grantor will furnish to the Administrative Agent and the Secured Parties from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

                  (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly authorize, execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

         5.6 Jurisdiction of Organization, etc. Such Grantor will not, except upon 30 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of duly authorized and, where required, executed copies of all additional financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein, change its legal name, identity or structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

         5.7 Notices. Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:

                  (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to realize on the Collateral or otherwise exercise any of its remedies hereunder; and

                  (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

         5.8 Pledged Securities. (a) If such Grantor shall become entitled to receive or shall receive any stock or other ownership certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock or other Pledged Equity Interest of any Issuer (subject to the provisions of subsection 6.10(b) of the Credit Agreement), whether in addition to, in substitution of, as a conversion of, or in exchange for, any of the Pledged Equity Interest, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. Except as provided in the Credit Agreement, if any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

                  (b) Except as provided in the Credit Agreement, without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Investment Property or Proceeds thereof or any interest therein (except, in each case, pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or non-consensual Liens permitted under subsection 7.3 of the Credit Agreement,
(iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof or any interest therein or (v) without the prior written consent of the Administrative Agent, cause or permit any Issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the New York UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the New York UCC; provided, however, that notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (v), such Grantor shall promptly notify the Administrative Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Administrative Agent's "control" thereof.

                  (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it. In addition, each Grantor which is either an Issuer or an owner of any Pledged Security hereby consents to the grant by each other Grantor of the security interest hereunder in favor of the Administrative Agent and to the transfer of any Pledged Security to the Administrative Agent or its nominee following an Event of Default and to the substitution of the Administrative Agent or its nominee as a partner, member or shareholder of the Issuer of the related Pledged Security.

         5.9 Receivables. (a) Other than in the ordinary course of business consistent with its past practices, such Grantor shall not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

                  (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

         5.10     Contracts. In the case of each Grantor:

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

                  (a) Such Grantor will maintain its Coal Supply Agreements in compliance with the requirements of subsection 6.16 of the Credit Agreement. With respect to Contracts or Additional Contracts that are not Coal Supply Agreements, such Grantor will perform and comply in all material respects with all its obligations under such Contracts and Additional Contracts.

                  (b) With respect to Contracts or Additional Contracts that are not Coal Supply Agreements, such Grantor will not amend, modify, terminate or waive any provision of any such material Contract or Additional Contract in any manner which could reasonably be expected to materially adversely affect the value of such material Contract or Additional Contract as Collateral.

                  (c) With respect to Contracts or Additional Contracts that are not Coal Supply Agreements, such Grantor will exercise promptly and diligently each and every material right which it may have under each such Contract or Additional Contract (other than any right of termination).

                  (d) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any Contract or Additional Contract that questions the validity or enforceability of such Contract or Additional Contract. Such Grantor will notify the Administrative Agent immediately upon learning of any default by any party (including, without limitation, the Grantor) under any Contract or Additional Contract.

SECTION 6.        REMEDIAL PROVISIONS

         6.1 Certain Matters Relating to Receivables. (a) Following the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time following the occurrence and during the continuance of an Event of Default, upon the Administrative Agent's reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

                  (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables, subject to the Administrative Agent's direction and control, and each Grantor hereby agrees to continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable and any Supporting Obligation, in each case, at its own expense; provided, however, that the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact

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

form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

                  (c) At the Administrative Agent's reasonable request at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

         6.2 Communications with Obligors; Grantors Remain Liable. (a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default and after giving notice to the relevant Grantor, communicate with obligors under the Receivables and parties to the Contracts and Additional Contracts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables or Contracts.

                  (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts and Additional Contracts that the Receivables and the Contracts and Additional Contracts have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

                  (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables, Contracts and Additional Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto), Contract or Additional Contract by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating thereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), Contract or Additional Contract to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         6.3 Pledged Securities. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged

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

Equity Interests and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate or other ownership right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would materially impair the Collateral or which would result in any violation of any provision of the Credit Agreement, this Agreement or any other Credit Document.

                  (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) any or all of the Pledged Securities may be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

         6.4 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash and checks shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its

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

sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

         6.5 Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as required by the Credit Agreement, and any part of such funds which are not required as collateral security for the Obligations shall be paid over from time to time by the Administrative Agent to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

         6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC (whether or not the New York UCC applies to the affected Collateral) or its rights under any other applicable law or in equity. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Administrative Agent may sell the Collateral without giving any warranties as to the Collateral. The Administrative Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely effect the commercial

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

reasonableness of any sale of the Collateral. Each Grantor agrees that it would not be commercially unreasonable for the Administrative Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(l) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 15 days before such sale or other disposition.

         6.7 Registration Rights. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Equity Interests which are issued by a Subsidiary of the Borrower pursuant to Section 6.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have such Pledged Equity Interests, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register such Pledged Equity Interests, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its commercially reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of such Pledged Equity Interests, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all such Pledged Equity Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which

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will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of such Pledged Equity Interests for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                  (c) Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Equity Interests pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section
6.7 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         6.8 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Secured Party to collect such deficiency.

SECTION 7.        THE ADMINISTRATIVE AGENT

         7.1      Administrative Agent's Appointment as Attorney-in-Fact, etc.
(a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without assent by such Grantor, to do any or all of the following:

                  (i) upon the occurrence and during the continuance of an Event of Default and after notice to the applicable Grantor, in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or any Contract or Additional Contract included in the Collateral or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or any Contract or Additional Contract or with respect to any other Collateral whenever payable;

                  (ii) in the case of any Intellectual Property included in the Collateral, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's and the Secured Parties' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

                  (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                  (iv)     execute, in connection with any sale provided for in
         Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                  (v) upon the occurrence and during the continuance of an Event of Default and after notice to the applicable Grantor (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
         (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may reasonably deem appropriate;
         (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

                  (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                  (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

                  (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         7.2 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         7.3 Execution of Financing Statements. Pursuant to Section 9-509(b) of the New York UCC and any other applicable law, each Grantor authorizes the Administrative Agent to file or record financing or continuation statements (including, without limitation, fixture filings) and amendments thereto and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor (but with subsequent notice to such Grantor) in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect or maintain the perfection of the security interests of the Administrative Agent under this Agreement. Each Grantor agrees that such financing statements may describe the collateral in the same manner as described in the Security Documents or as "all assets" or "all personal property" of the undersigned, whether now owned or hereafter existing or acquired by the undersigned or such other description as the Administrative Agent, in its sole judgment, determines is necessary or advisable. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

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

         7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8.           MISCELLANEOUS

         8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with subsection 10.1 of the Credit Agreement.

         8.2 Notices. All notices, requests and demands to or upon the Agents or any Peabody Entity hereunder shall be effected in the manner provided for in subsection 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

         8.3 No Waiver by Course of Conduct; Cumulative Remedies. None of the Secured Parties shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Secured Party for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in
Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Credit Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Secured Party and of counsel to the Administrative Agent and the other Agents.

                  (b) Each Grantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  (c) Each Peabody Entity agrees to pay, and to save the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to subsection 10.5 of the Credit Agreement.

                  (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Credit Documents.

         8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Peabody Entity and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Peabody Entity may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and the Syndication Agents.

         8.6 Set-Off. Each Peabody Entity hereby irrevocably authorizes each Secured Party at any time and from time to time pursuant to subsection 10.7(b) of the Credit Agreement, without notice to such Peabody Entity or any other Peabody Entity, any such notice being expressly waived by each Peabody Entity, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Peabody Entity, or any part thereof in such amounts as such Secured Party may elect, against and on account of the Obligations and liabilities of such Peabody Entity to such Secured Party hereunder then due and owing and claims of every nature and description of such Secured Party against such Peabody Entity then due and owing, in any currency, whether arising hereunder, under the Credit Agreement, any other Credit Document or otherwise, as such Secured Party may elect, whether or not such Secured Party has made any demand for payment and although such Obligations, liabilities and claims may be contingent or unmatured. Each Secured Party shall notify such Peabody Entity promptly of any such set-off and the application made by such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the each Secured Party under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Secured Party may have.

         8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction with respect to any of the Peabody Entities shall, as to such jurisdiction and such Peabody Entity, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof with respect to such Peabody Entity or any of the other Peabody Entities, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction or with respect to any of the other Peabody Entities in any jurisdiction.

         8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         8.10 Integration. This Agreement and the other Credit Documents represent the agreement of the Peabody Entities and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Credit Documents.

         8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         8.12 Submission To Jurisdiction; Waivers. Each Peabody Entity hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Peabody Entity at its address referred to in Section
         8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         8.13 Acknowledgements. Each Peabody Entity hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents to which it is a party;

                  (b) None of the Secured Parties has any fiduciary relationship with or duty to any Peabody Entity arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between the Peabody Entities, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Peabody Entities and the Secured Parties.

         8.14 WAIVER OF JURY TRIAL. EACH PEABODY ENTITY AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, EACH OF THE SECURED PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         8.15 Additional Grantors. Each Subsidiary of the Borrower that elects to become a party to this Agreement or is required to become a party to this Agreement pursuant to subsection 6.10 of the Credit Agreement shall become a Grantor or Guarantor, as the case may be, for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

         8.16 Releases. (a) At such time as the Loans, the L/C Obligations and the other Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors and the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                  (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement (including, without limitation, the designation of a Credit Party as an Unrestricted Subsidiary as permitted thereunder), then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement (including, without limitation, the designation of such Guarantor as an Unrestricted Subsidiary as permitted thereunder).

                  (c) If at any time the Capital Stock of any Unrestricted Subsidiary pledged hereunder is to be pledged instead as security for the obligations of any such Unrestricted Subsidiary under any Non-Recourse Debt, the Administrative Agent, at the request and sole expense of the applicable Grantor, shall execute and deliver to such Grantor all releases and other documents reasonably necessary for the release of the Liens created hereby on such Collateral and shall deliver the certificates (if any) representing such Capital Stock to the applicable Grantor.

                  (d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection herewith without the prior written consent of the Administrative Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the New York UCC.

         8.17 Conflict. In the event there is a conflict between the terms of this Agreement and the Credit Agreement, the Credit Agreement shall control.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                         PEABODY ENERGY CORPORATION,
                                         a Delaware corporation

                                         By: /s/ STEVEN F. SCHAAB
                                             -----------------------------------
                                             Name:  STEVEN F. SCHAAB
                                             Title: VICE PRESIDENT AND TREASURER

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                                  SUBSIDIARIES

                                          AFFINITY MINING COMPANY,
                                          a West Virginia corporation

                                          By: /s/ STEVEN F. SCHAAB
                                              ----------------------------------
                                              Name:  STEVEN F. SCHAAB
                                              Title: VICE PRESIDENT

                                          ARID OPERATIONS INC.,
                                          a Delaware corporation

                                          By: /s/ STEVEN F. SCHAAB
                                              ----------------------------------
                                              Name:  STEVEN F. SCHAAB
                                              Title: VICE PRESIDENT

                                          BEAVER DAM COAL COMPANY,
                                          a Delaware corporation

                                          By: /s/ STEVEN F. SCHAAB
                                              ----------------------------------
                                              Name:  STEVEN F. SCHAAB
                                              Title: VICE PRESIDENT

                                          BIG RIDGE, INC.,
                                          a Illinois corporation

                                          By: /s/ STEVEN F. SCHAAB
                                              ----------------------------------
                                              Name:  STEVEN F. SCHAAB
                                              Title: VICE PRESIDENT

                                          BIG SKY COAL COMPANY,
                                          a Delaware corporation

                                          By: /s/ STEVEN F. SCHAAB
                                              ----------------------------------
                                              Name:  STEVEN F. SCHAAB
                                              Title: VICE PRESIDENT

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                                          BLACK BEAUTY COAL COMPANY
                                          an Indiana general partnership

                                             By: Thoroughbred, L.L.C.,
                                                 a Delaware limited liability
                                                 company, its Partner

                                             By: /s/ STEVEN F. SCHAAB
                                                 -------------------------------
                                                 Name:  STEVEN F. SCHAAB
                                                 Title: VICE PRESIDENT

                                          BLACK WALNUT COAL COMPANY,
                                          a Delaware corporation

                                          By: /s/ STEVEN F. SCHAAB
                                              ----------------------------------
                                              Name:  STEVEN F. SCHAAB
                                              Title: VICE PRESIDENT

                                          BLUEGRASS COAL COMPANY,
                                          a Delaware corporation

                                          By: /s/ STEVEN F. SCHAAB
                                              ----------------------------------
                                              Name:  STEVEN F. SCHAAB
                                              Title: VICE PRESIDENT

                                          CABALLO COAL COMPANY,
                                          a Delaware corporation

                                          By: /s/ STEVEN F. SCHAAB
                                              ----------------------------------
                                              Name:  STEVEN F. SCHAAB
                                              Title: VICE PRESIDENT

                                          CHARLES COAL COMPANY,
                                          a Delaware corporation

                                          By: /s/ STEVEN F. SCHAAB
                                              ----------------------------------
                                              Name:  STEVEN F. SCHAAB
                                              Title: VICE PRESIDENT

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                                          CLEATON COAL COMPANY,
                                          a Delaware corporation

                                          By: /s/ STEVEN F. SCHAAB
                                              ----------------------------------
                                              Name:  STEVEN F. SCHAAB
                                              Title: VICE PRESIDENT

                                          COAL PROPERTIES CORP.,
                                          a Delaware corporation

                                          By: /s/ STEVEN F. SCHAAB
                                              ----------------------------------
                                              Name:  STEVEN F. SCHAAB
                                              Title: VICE PRESIDENT

                                          COLONY BAY COAL COMPANY,
                                          a West Virginia general partnership

                                             By: Charles Coal Company,
                                                 a Delaware corporation, its
                                                 General Partner

                                             By: /s/ STEVEN F. SCHAAB
                                                 -------------------------------
                                                 Name:  STEVEN F. SCHAAB
                                                 Title: VICE PRESIDENT

                                          COOK MOUNTAIN COAL COMPANY,
                                          a Delaware corporation

                                          By: /s/ STEVEN F. SCHAAB
                                              ----------------------------------
                                              Name:  STEVEN F. SCHAAB
                                              Title: VICE PRESIDENT

                                          COTTONWOOD LAND COMPANY,
                                          a Delaware corporation

                                          By: /s/ STEVEN F. SCHAAB
                                              ----------------------------------
                                              Name:  STEVEN F. SCHAAB
                                              Title: VICE PRESIDENT

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                                 CYPRUS CREEK LAND COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 CYPRUS CREEK LAND RESOURCES, LLC,
                                 a Delaware limited liability company

                                     By: Peabody Development Company,
                                         a Delaware corporation, its Sole Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                                 EACC CAMPS, INC.,
                                 a West Virginia corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 EASTERN ASSOCIATED COAL CORP.,
                                 a West Virginia corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 EASTERN ROYALTY CORP.,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

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                                 GALLO FINANCE COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 GOLD FIELDS CHILE, S.A.,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 GOLD FIELDS MINING CORPORATION,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 GOLD FIELDS OPERATING COMPANY - ORTIZ,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 GRAND EAGLE MINING, INC.,
                                 a Kentucky corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

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                                 HAYDEN GULCH TERMINAL, INC.,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 HIGHLAND MINING COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 HILLSIDE MINING COMPANY,
                                 a West Virginia corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 INDEPENDENCE MATERIAL HANDLING
                                 COMPANY, a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 INTERIOR HOLDINGS CORP.,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

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                                 JAMES RIVER COAL TERMINAL COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 JARRELL'S BRANCH COAL COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 JUNIPER COAL COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 KAYENTA MOBILE HOME PARK, INC.,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 LOGAN FORK COAL COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

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                                 MARTINKA COAL COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 MIDCO SUPPLY AND EQUIPMENT
                                 CORPORATION, an Illinois corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 MOUNTAIN VIEW COAL COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 MUSTANG ENERGY COMPANY, L.L.C.,
                                 a Delaware limited liability company

                                     By: Peabody Energy Corporation,
                                         a Delaware corporation, its Sole Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                                 NORTH PAGE COAL CORP.,
                                 a West Virginia corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

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                                 OHIO COUNTY COAL COMPANY,
                                 a Kentucky corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 PATRIOT COAL COMPANY, L.P.,
                                 a Delaware limited partnership

                                     By: Bluegrass Coal Company,
                                         a Delaware corporation, its Partner

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                                     By: Sentry Mining Company,
                                         a Delaware corporation, its Partner

                                     By: /s/ Steven F. Schaab
                                         -----------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                                 PEABODY AMERICA, INC.,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 PEABODY ARCHVEYOR, L.L.C.,
                                 a Delaware limited liability company

                                     By: Gold Fields Mining Corporation,
                                         a Delaware corporation, its Sole Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

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                                 PEABODY COAL COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 PEABODY COALSALES COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 PEABODY COALTRADE, INC.,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 PEABODY DEVELOPMENT COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

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                                 PEABODY DEVELOPMENT LAND HOLDINGS,
                                 LLC, a Delaware limited liability company

                                     By: Peabody Development Company,
                                         a Delaware corporation, its Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                                     By: Peabody Holding Company, Inc.,
                                         a New York corporation, its Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                                 PEABODY ENERGY GENERATION HOLDING
                                 COMPANY, a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 PEABODY ENERGY INVESTMENTS, INC.,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

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                                 PEABODY ENERGY SOLUTIONS, INC.,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 PEABODY HOLDING COMPANY, INC.,
                                 a New York corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 PEABODY NATURAL GAS, LLC,
                                 a Delaware limited liability company

                                     By: Peabody Holding Company, Inc.,
                                         a New York corporation, its Sole Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                                 PEABODY NATURAL RESOURCES COMPANY,
                                 a Delaware partnership

                                     By: Gold Fields Mining Corporation,
                                         a Delaware corporation, its Partner

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                                     By: Peabody America, Inc.,
                                         a Delaware corporation, its Partner

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

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                                 PEABODY RECREATIONAL LANDS, L.L.C.,
                                 a Delaware limited liability company

                                     By: Peabody Development Company,
                                         a Delaware corporation, its Sole Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                                 PEABODY SOUTHWESTERN COAL COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 PEABODY TERMINALS, INC.,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 PEABODY VENEZUELA COAL CORP.,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 PEABODY-WATERSIDE DEVELOPMENT, L.L.C.,
                                 a Delaware limited liability company

                                     By: Peabody Development Company,
                                         a Delaware corporation, its Sole Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                       (signatures continue on next page)

[Peabody Energy-Amended and Restated Guarantee and Collateral Agreement]

                                 PEABODY WESTERN COAL COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 PINE RIDGE COAL COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 POND CREEK LAND RESOURCES, LLC,
                                 a Delaware limited liability company

                                     By: Peabody Coal Company,
                                         a Delaware corporation, its Sole Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                                 POND RIVER LAND COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                       (signatures continue on next page)

[Peabody Energy-Amended and Restated Guarantee and Collateral Agreement]

                                 PORCUPINE PRODUCTION, LLC,
                                 a Delaware limited liability company

                                     By: Peabody Development Company,
                                         a Delaware corporation, its Sole Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                                 PORCUPINE TRANSPORTATION, LLC,
                                 a Delaware limited liability company

                                     By: Peabody Development Company,
                                         a Delaware corporation, its Sole Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                                 POWDER RIVER COAL COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 PRAIRIE STATE GENERATING COMPANY, LLC,
                                 a Delaware limited liability company

                                     By: Peabody Energy Corporation,
                                         a Delaware corporation, its Sole Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                       (signatures continue on next page)

[Peabody Energy-Amended and Restated Guarantee and Collateral Agreement]

                                 RIO ESCONDIDO COAL CORP.,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 RIVERS EDGE MINING, INC.,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 RIVERVIEW TERMINAL COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 SENECA COAL COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 SENTRY MINING COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                       (signatures continue on next page)

[Peabody Energy-Amended and Restated Guarantee and Collateral Agreement]

                                 SNOWBERRY LAND COMPANY,
                                 a Delaware corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 STAR LAKE ENERGY COMPANY, L.L.C.,
                                 a Delaware limited liability company

                                     By: Peabody Energy Corporation,
                                         a Delaware corporation, its Sole Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                                 STERLING SMOKELESS COAL COMPANY,
                                 a West Virginia corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                                 THOROUGHBRED, L.L.C.,
                                 a Delaware limited liability company

                                     By: Peabody Holding Company, Inc.,
                                         a New York corporation, its Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                                     By: Peabody Development Company,
                                         a Delaware corporation, its Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                       (signatures continue on next page)

[Peabody Energy-Amended and Restated Guarantee and Collateral Agreement]

                                 THOROUGHBRED GENERATING COMPANY, LLC,
                                 a Delaware limited liability company

                                     By: Peabody Energy Corporation,
                                         a Delaware corporation, its Sole Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                                 THOROUGHBRED MINING COMPANY, L.L.C.,

                                 a Delaware limited liability company

                                     By: Peabody Energy Corporation,
                                         a Delaware corporation, its Sole Member

                                     By: /s/ Steven F. Schaab
                                         ---------------------------------------
                                         Name:  Steven F. Schaab
                                         Title: Vice President and Treasurer

                                 YANKEETOWN DOCK CORPORATION,
                                 an Indiana corporation

                                 By: /s/ Steven F. Schaab
                                     -------------------------------------------
                                     Name:  Steven F. Schaab
                                     Title: Vice President

                       (signatures continue on next page)

[Peabody Energy-Amended and Restated Guarantee and Collateral Agreement]

Accepted on behalf of the
Secured Parties as of the date first
above written

FLEET NATIONAL BANK,
as Administrative Agent

By: /s/ Christopher C. Holmgren
    --------------------------------------
    Name:  Christopher C. Holmgren
    Title: Managing Director

[Peabody Energy-Amended and Restated Guarantee and Collateral Agreement]

                                   SCHEDULE 1

                     NOTICE ADDRESSES OF PEABODY ENTITIES

COMPANY                                  NOTICE ADDRESSES

Affinity Mining Company                  202 Laidley Tower, P.O. Box 1233
                                         Charleston, WV 25324

Arid Operations Inc.                     14062 Denver West Parkway
                                         Suite 110
                                         Golden, CO 80401-3301

Beaver Dam Coal Company                  701 Market Street, Suite 725
                                         St. Louis, MO 63101

Big Ridge, Inc.                          701 Market Street
                                         St. Louis, MO 63101

Big Sky Coal Company                     P.O. Box 97
                                         Colstrip, MT 59323

Black Walnut Coal Company                701 Market Street
                                         St. Louis, MO 63101

Bluegrass Coal Company                   701 Market Street, Suite 710
                                         St. Louis, MO 63101-1826

Caballo Coal Company                     12433 North Highway 59
                                         Gillette, WY 82716

Charles Coal Company                     202 Laidley Tower, P.O. Box 1233
                                         Charleston, WV 25324

Cleaton Coal Company                     701 Market Street
                                         Suite 703
                                         St. Louis, MO 63101

Coal Properties Corp.                    202 Laidley Tower
                                         Charleston, WV 25324

Colony Bay Coal Company                  202 Laidley Tower
                                         P.O. Box 1233
                                         Charlestown, WV 25324

Cook Mountain Coal Company               202 Laidley Tower
                                         Charleston, WV 25324

COMPANY                                  NOTICE ADDRESSES

Cottonwood Land Company                  301 N. Memorial Drive, Suite 334
                                         St. Louis, MO 63102

Cyprus Creek Land Company                701 Market Street, Suite 772
                                         St. Louis, MO 63101

Cyprus Creek Land Resources, LLC         701 Market Street, Suite 775
                                         St. Louis, MO 63101

EACC Camps, Inc.                         202 Laidley Tower
                                         Charleston, WV 25324

Eastern Associated Coal Corp.            202 Laidley Tower
                                         Charleston, WV 25324

Eastern Royalty Corp.                    202 Laidley Tower, P.O. Box 1233
                                         Charleston, WV 25324

Gallo Finance Company                    701 Market Street, Suite 713
                                         St. Louis, MO 63101

Gold Fields Chile, S.A.                  14062 Denver West Parkway
                                         Suite 110
                                         Golden, CO 80401-3301

Gold Fields Mining Corporation           14062 Denver West Parkway
                                         Suite 110
                                         Golden, CO 80401-3301

Gold Fields Operating Co. - Ortiz        14062 Denver West Parkway
                                         Suite 110
                                         Golden, CO 80401-3301

Grand Eagle Mining, Inc.                 19070 Highway 1078 South
                                         Henderson, KY 42420

Hayden Gulch Terminal, Inc.              P.O. Box 882323
                                         Steamboat Springs, CO 80488

Highland Mining Company                  701 Market Street, Suite 724
                                         St. Louis, MO 63101-1826

COMPANY                                  NOTICE ADDRESSES

Hillside Mining Company                  202 Laidley Tower
                                         Charleston, WV 25324

Independence Material                    701 Market Street, Suite 840
  Handling Company                       St. Louis, MO 63101

Interior Holdings Corp.                  701 Market Street, Suite 730
                                         St. Louis, MO 63101-1826

James River Coal Terminal Company        701 Market Street, Suite 702
                                         St. Louis, MO 63101-1826

Jarrell's Branch Coal Company            701 Market Street, Suite 774
                                         St. Louis, MO 63101

Juniper Coal Company                     701 Market Street, Suite 716
                                         St. Louis, MO 63101

Kayenta Mobile Home Park, Inc.           P.O. Box 605
                                         Kayenta, AZ 86033

Logan Fork Coal Company                  701 Market Street, Suite 773
                                         St. Louis, MO 63101

Martinka Coal Company                    202 Laidley Tower, P.O. Box 815
                                         Charleston, WV 25324-0004

Midco Supply and Equipment               P.O. Box 14542
  Corporation                            St. Louis, MO 63178

Mountain View Coal Company               202 Laidley Tower
                                         Charleston, WV 25334-0004

Mustang Energy Company, L.L.C.           701 Market Street, Suite 953
                                         St. Louis, MO 63101

North Page Coal Corp.                    202 Laidley Tower, P.O. Box 1233
                                         Charleston, WV 25324

Ohio County Coal Company                 19070 Highway 1078 South
                                         Henderson, KY 42420

COMPANY                                  NOTICE ADDRESSES

Patriot Coal Company, L.P.               19070 Highway 1078 South
                                         Henderson, KY 42420

Peabody America, Inc.                    701 Market Street, Suite 720
                                         St. Louis, MO 63101-1826

Peabody Archveyor, L.L.C.                701 Market Street, Suite 751
                                         St. Louis, MO 63101

Peabody Coal Company                     701 Market Street, Suite 765
                                         St. Louis, MO 63101

Peabody COALSALES Company                701 Market Street, Suite 830
                                         St. Louis, MO 63101-1826

Peabody COALTRADE, Inc.                  701 Market Street, Suite 835
                                         St. Louis, MO 63101

Peabody Development Company              301 North Memorial Drive
                                         Suite 300
                                         St. Louis, MO 63102

Peabody Development Land                 701 Market Street, Suite 700
  Holdings, LLC                          St. Louis, MO 63101

Peabody Energy Corporation               701 Market Street, Suite 760
                                         St. Louis, MO 63101

Peabody Energy Generation Holding        701 Market Street, Suite 930
  Company                                St. Louis, MO 63101

Peabody Energy Investments, Inc.         701 Market Street, Suite 717
                                         St. Louis, MO 63101

Peabody Energy Solutions, Inc.           701 Market Street, Suite 845
                                         St. Louis, MO 63101

Peabody Holding Company, Inc.            701 Market Street, Suite 700
                                         St. Louis, MO 63101

Peabody Natural Gas, LLC                 701 Market Street, Suite 740
                                         St. Louis, MO 63101

         COMPANY                                  NOTICE ADDRESSES
         -------                                  ----------------

Peabody Natural Resources Company        701 Market Street, Suite 718
                                         St. Louis, MO 63101

Peabody Recreational Lands, L.L.C.       701 Market Street, Suite 920
                                         St. Louis, MO 63101

Peabody Southwestern Coal Company        701 Market Street, Suite 718
                                         St. Louis, MO 63101-1826

Peabody Terminals, Inc.                  701 Market Street, Suite 712
                                         St. Louis, MO 63101-1826

Peabody Venezuela Coal Corp.             701 Market Street, Suite 715
                                         St. Louis, MO 63101-1826

Peabody-Waterside Development, L.L.C.    701 Market Street, Suite 921
                                         St. Louis, MO 63101

Peabody Western Coal Company             P.O. Box 605
                                         Kayenta, AZ 86033

Pine Ridge Coal Company                  202 Laidley Tower
                                         Charleston, WV 25324

Pond Creek Land Resources, LLC           701 Market Street, Suite 776
                                         St. Louis, MO 63101

Pond River Land Company                  701 Market Street, Suite 771
                                         St. Louis, MO 63101

Porcupine Production, LLC                701 Market Street
                                         St. Louis, MO 63101

Porcupine Transportation, LLC            701 Market Street
                                         St. Louis, MO 63101

Powder River Coal Company                12433 North Highway 59
                                         Gillette, WY 82716

Prairie State Generating Company LLC     701 Market Street, Suite 781
                                         St. Louis, MO 63101

Rio Escondido Coal Corp.                 P.O. Box 66746
                                         St. Louis, MO 63166

         COMPANY                                  NOTICE ADDRESSES
         -------                                  ----------------

Rivers Edge Mining, Inc.                 701 Market Street, Suite 910
                                         St. Louis, MO 63101

Riverview Terminal Company               14062 Denver West Parkway
                                         Suite 110
                                         Golden, CO 80401-3301

Seneca Coal Company                      Drawer D
                                         Hayden, CO 81639

Sentry Mining Company                    701 Market Street, Suite 701
                                         St. Louis, MO 63101-1826

Snowberry Land Company                   301 N. Memorial Drive, Suite 333
                                         St. Louis, MO 63102

Star Lake Energy Company, L.L.C.         701 Market Street
                                         St. Louis, MO 63101

Sterling Smokeless Coal Company          202 Laidley Tower, P.O. Box 1233
                                         Charleston, WV 25324

Thoroughbred, L.L.C.                     701 Market Street, Suite 815
                                         St. Louis, MO 63101-1826

Thoroughbred Generating Company, LLC     701 Market Street, Suite 780
                                         St. Louis, MO 63101

Thoroughbred Mining Company, L.L.C.      701 Market Street, Suite 721
                                         St. Louis, MO 63101

Yankeetown Dock Corporation              P.O. Box 159
                                         Newburgh, IN 47629-0159

                                   SCHEDULE 2
                        DESCRIPTION OF PLEDGED SECURITIES

PLEDGED STOCK (DOMESTIC ISSUERS)

--------------------------------------------------------------------------------------------------------------------------------
                                    ISSUER'S JURISDICTION                                                               STOCK
                                        UNDER NY UCC                                     NUMBER OF   PERCENTAGE OF   CERTIFICATE
GRANTOR          ISSUER              SECTION 9-305(a)(2)        CLASS OF STOCK            SHARES        SHARES          NUMBER
--------------------------------------------------------------------------------------------------------------------------------
EACC         Affinity Mining                WV              common stock, par value         3,000         100%             2
             Company ("AMC")                                $1.00 per share
--------------------------------------------------------------------------------------------------------------------------------
GFMC         Arid Operations Inc.           DE              common stock, par value           100         100%             2
             ("AOI")                                        $100.00 per share
--------------------------------------------------------------------------------------------------------------------------------
PHCI         Beaver Dam Coal                DE              common stock, par value        10,015         100%           394
             Company                                        $100.00 per share
--------------------------------------------------------------------------------------------------------------------------------
PHCI         Big Ridge, Inc.                IL              common stock, no par value     47,715         100%             1
--------------------------------------------------------------------------------------------------------------------------------
PCC          Big Sky Coal                   DE              common stock, par value            10         100%             1
             Company ("BSCC")                               $10.00 per share
--------------------------------------------------------------------------------------------------------------------------------
PHCI         Black Walnut Coal              DE              common stock, par value            10         100%             1
             Company                                        $10.00 per share
--------------------------------------------------------------------------------------------------------------------------------
IHC          Bluegrass Coal                 DE              common stock, par value            10         100%             1
             Company ("BCC")                                $10.00 per share
--------------------------------------------------------------------------------------------------------------------------------
PRCC         Caballo Coal                   DE              common stock, par value            10         100%             1
             Company ("CCC")                                $100.00 per share
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      ISSUER'S JURISDICTION                                                                STOCK
                                          UNDER NY UCC                                       NUMBER OF   PERCENTAGE OF  CERTIFICATE
GRANTOR          ISSUER                SECTION 9-305(a)(2)         CLASS OF STOCK             SHARES        SHARES         NUMBER
------------------------------------------------------------------------------------------------------------------------------------
EACC      Charles Coal Company              DE              common stock, par value             100         100%             3
          ("CCCO")                                          $1.00
------------------------------------------------------------------------------------------------------------------------------------
PHCI      Cleaton Coal                      DE              Common stock, par value              10         100%             2
          Company                                           $10.00
------------------------------------------------------------------------------------------------------------------------------------
PHCI      Coal Properties Corp.             DE              common stock, par value $1.00       100         100%             2
          ("CPC")                                           per share
                                                            ------------------------------------------------------------------------
                                                            preferred stock, par value       59,852         100%             3
                                                            $10.00 per share
------------------------------------------------------------------------------------------------------------------------------------
CPC       Cook Mountain Coal                DE              common stock, par value $10.00       10         100%             1
          Company ("CMCC")                                  per share
------------------------------------------------------------------------------------------------------------------------------------
PHCI      Cottonwood Land                   DE              common stock, par value              10         100%             1
          Company ("CLC")                                   $100.00 per share
------------------------------------------------------------------------------------------------------------------------------------
PHCI      Cyprus Creek Land                 DE              common stock, par value $10.00       10         100%             2
          Company                                           per share
------------------------------------------------------------------------------------------------------------------------------------
EACC      EACC Camps, Inc.                  WV
          (non-profit corporation)
------------------------------------------------------------------------------------------------------------------------------------
CPC       Eastern Associated Coal           wv              common stock, par value $1.00     3,000         100%             2
          Corp. ("EACC")                                    per share
------------------------------------------------------------------------------------------------------------------------------------
CPC       Eastern Royalty Corp.             DE              common stock, par value $1.00       100         100%             3
          ("ERC")                                           per share
------------------------------------------------------------------------------------------------------------------------------------
GFMC      Gallo Finance                     DE              common stock, par value $10.00       10         100%             2
          Company                                           per share
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                              ISSUER'S JURISDICTION
                                                                  UNDER NY UCC                                         NUMBER OF
         GRANTOR                      ISSUER                   SECTION 9-305(a)(2)          CLASS OF STOCK              SHARES
--------------------------------------------------------------------------------------------------------------------------------
GFMC                         Gold Fields Chile,                         DE            common stock, no par value           20
                             S.A. ("GFC")
--------------------------------------------------------------------------------------------------------------------------------
Peabody Energy Corporation   Gold Fields Mining                         DE            common stock, par value $5.00       100
("PEC")                      Corporation ("GFMC")                                     per share
--------------------------------------------------------------------------------------------------------------------------------
GFMC                         Gold Fields Operating                      DE            common stock, par value $1.00       100
                             Co.-Ortiz ("GFOC")                                       per share
--------------------------------------------------------------------------------------------------------------------------------
BCC                          Grand Eagle Mining,                        KY            common stock, par value $1.00       100
                             Inc. ("GEMI")                                            per share
--------------------------------------------------------------------------------------------------------------------------------
PHCI                         Hayden Gulch Terminal,                     DE            common stock, par value $10.00       10
                             Inc. ("HGTI")                                            per share
--------------------------------------------------------------------------------------------------------------------------------
IHC                          Highland Mining Company                    DE            common stock, par value $10.00       10
                                                                                      per share
--------------------------------------------------------------------------------------------------------------------------------
CPC                          Hillside Mining Company                    WV            common stock, par value $10.00       10
                                                                                      per share
--------------------------------------------------------------------------------------------------------------------------------
IHC                          Independence Material Handling             DE            common stock, par value $10.00      100
                             Company ("IMHC")                                         per share
--------------------------------------------------------------------------------------------------------------------------------
PHCI                         Interior Holdings Corp.                    DE            common stock, par value              10
                             ("IHC")                                                  $100.00 per share
--------------------------------------------------------------------------------------------------------------------------------
PTI                          James River Coal Terminal                  DE            common stock, no par value           10
                             Company ("JRCTC")
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
                                                STOCK
                             PERCENTAGE OF   CERTIFICATE
          GRANTOR                SHARES         NUMBER
--------------------------------------------------------
GFMC                              100%             2

--------------------------------------------------------
Peabody Energy Corporation        100%             4
("PEC")
--------------------------------------------------------
GFMC                              100%             1

--------------------------------------------------------
BCC                               100%             4

--------------------------------------------------------
PHCI                              100%             3

--------------------------------------------------------
IHC                               100%             1

--------------------------------------------------------
CPC                               100%             2

--------------------------------------------------------
IHC                               100%             1

--------------------------------------------------------
PHCI                              100%             1

--------------------------------------------------------
PTI                               100%             3

--------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                              ISSUER'S JURISDICTION
                                                  UNDER NY UCC                                         NUMBER OF   PERCENTAGE OF
GRANTOR                 ISSUER                SECTION 9-305(a)(2)             CLASS OF STOCK            SHARES        SHARES
--------------------------------------------------------------------------------------------------------------------------------
CPC          Jarrell's Branch Coal Company             DE             common stock, par value $10.00        10          100%
                                                                      per share
--------------------------------------------------------------------------------------------------------------------------------
PHCI         Juniper Coal Company ("JCC")              DE             common stock, par value $10.00       100          100%
                                                                      per share
--------------------------------------------------------------------------------------------------------------------------------
PWCC         Kayenta Mobile Home Park, Inc.            DE             common stock, par value $10.00        10          100%
             ("KMHPI")                                                per share
--------------------------------------------------------------------------------------------------------------------------------
CPC          Logan Fork Coal Company                   DE             common stock, par value $10.00        10          100%
                                                                      per share
--------------------------------------------------------------------------------------------------------------------------------
CPC          Martinka Coal Company ("MMCC")            DE             common stock, par value $10.00        10          100%
                                                                      per share
--------------------------------------------------------------------------------------------------------------------------------
PHCI         Midco Supply and Equipment                IL             common stock, no par value           100          100%
             Corporation ("MSEC")
--------------------------------------------------------------------------------------------------------------------------------
CPC          Mountain View Coal Company                DE             common stock, par value $1.00        100          100%
             ("MVCC")                                                 per share
--------------------------------------------------------------------------------------------------------------------------------
CPC          North Page Coal Corp. ("NPCC")            WV             common stock, par value $1.00     20,000          100%
                                                                      per share
--------------------------------------------------------------------------------------------------------------------------------
BCC          Ohio County Coal Company                  KY             common stock, par value               50          100%
             ("OCCC")                                                 $100.00 per share
--------------------------------------------------------------------------------------------------------------------------------
GFMC         Peabody America, Inc. ("PAI")             DE             common stock, par value $1.00         10          100%
                                                                      per share
--------------------------------------------------------------------------------------------------------------------------------

------------------------
                STOCK
             CERTIFICATE
GRANTOR        NUMBER
------------------------
CPC              1

------------------------
PHCI             1

------------------------
PWCC             2

------------------------
CPC              1

------------------------
CPC              1

------------------------
PHCI             6

------------------------
CPC              4

------------------------
CPC              2

------------------------
BCC              5

------------------------
GFMC            2

------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                         ISSUER'S JURISDICTION
                                                             UNDER NY UCC                                         NUMBER OF
        GRANTOR                  ISSUER                  SECTION 9-305(a)(2)            CLASS OF STOCK            SHARES
---------------------------------------------------------------------------------------------------------------------------
IHC                        Peabody Coal Company                  DE              common stock, par value $10.00    154,000
                           ("PCC")                                               per share
---------------------------------------------------------------------------------------------------------------------------
PHCI                       Peabody COALSALES Company             DE              common stock, par value $10.00        510
                           ("PCCO")                                              per share
---------------------------------------------------------------------------------------------------------------------------
PCCO                       Peabody COALTRADE, Inc.               DE              common stock, par value $10.00        100
                           ("PCI")                                               per share
---------------------------------------------------------------------------------------------------------------------------
PHCI                       Peabody Development Company           DE              common stock, par value $10.00         10
                           ("PDC")                                               per share
---------------------------------------------------------------------------------------------------------------------------
PEC                        Peabody Energy Generation             DE              common stock, par value $10.00         10
                           Holding Company                                       per share
---------------------------------------------------------------------------------------------------------------------------
Thoroughbred Generating    Peabody Energy                        DE              common stock, par value $10.00         10
Company, LLC               Investments, Inc.                                     per share
---------------------------------------------------------------------------------------------------------------------------
PCCO                       Peabody Energy                        DE              common stock, par value $10.00        100
                           Solutions, Inc.                                       per share
                           ("PESI")
---------------------------------------------------------------------------------------------------------------------------
PEC                        Peabody Holding Company,              NY              common stock, par value $1.00     203,840
                           Inc. ("PHCI")                                         per share
---------------------------------------------------------------------------------------------------------------------------
Peabody Natural            Peabody Southwestern Coal             DE              common stock, par value $10.00         10
Resources Company          Company                                               per share
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
                                                STOCK
                           PERCENTAGE OF     CERTIFICATE
        GRANTOR               SHARES           NUMBER
--------------------------------------------------------------
IHC                            100%                6
--------------------------------------------------------------
PHCI                           100%       1 (for 10 shares) 2
                                          (for 500 shares)
--------------------------------------------------------------
PCCO                           100%                3
--------------------------------------------------------------
PHCI                           100%                9
--------------------------------------------------------------
PEC                            100%                1
--------------------------------------------------------------
Thoroughbred Generating        100%                1
Company, LLC
--------------------------------------------------------------
PCCO                           100%                1
--------------------------------------------------------------
PEC                            100%                80
--------------------------------------------------------------
Peabody Natural                100%                1
Resources Company
--------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                            ISSUER'S JURISDICTION
                                                UNDER NY UCC                                         NUMBER OF   PERCENTAGE OF
GRANTOR             ISSUER                   SECTION 9-305(a)(2)            CLASS OF STOCK             SHARES       SHARES
------------------------------------------------------------------------------------------------------------------------------
PHCI         Peabody Terminals, Inc.                 DE             common stock, par value $1.00      1,000          100%
             ("PTI")                                                per share
------------------------------------------------------------------------------------------------------------------------------
PHCI         Peabody Venezuela Coal Corp.            DE             common stock, par value $10.00        10          100%
             ("PVCC")                                               per share
------------------------------------------------------------------------------------------------------------------------------
PCC          Peabody Western Coal Company            DE             common stock, par value $10.00        10          100%
             ("PWCC")                                               per share
------------------------------------------------------------------------------------------------------------------------------
CPC          Pine Ridge Coal Company                 DE             common stock, par value $10.00        10          100%
             ("PRCCO")                                              per share
------------------------------------------------------------------------------------------------------------------------------
PHCI         Pond River Land Company                 DE             common stock, par value $10.00        10          100%
                                                                    per share
------------------------------------------------------------------------------------------------------------------------------
PHCI         Powder River Coal Company               DE             common stock, par value              768          100%
             ("PRCC")                                               $100.00 per share
------------------------------------------------------------------------------------------------------------------------------
PHCI         Rio Escondido Coal Corp.                DE             common stock, par value $10.00       100          100%
             ("RECC")                                               per share
------------------------------------------------------------------------------------------------------------------------------
PHCI         Rivers Edge Mining, Inc.                DE             common stock, par value $10.00        10          100%
                                                                    per share
------------------------------------------------------------------------------------------------------------------------------
GFMC         Riverview Terminal Company              DE             common stock, par value $1.00      5,100          100%
                                                                    per share
------------------------------------------------------------------------------------------------------------------------------
PCC          Seneca Coal Company ("SCC")             DE             common stock, par value $10.00        10          100%
                                                                    per share
------------------------------------------------------------------------------------------------------------------------------

---------------------------
                  STOCK
               CERTIFICATE
GRANTOR           NUMBER
---------------------------
PHCI               2

---------------------------
PHCI               1

---------------------------
PCC                1

---------------------------
CPC                2

---------------------------
PHCI               2

---------------------------
PHCI           5 (for 662
             shares) 6 (for
               106 shares)
---------------------------
PHCI               1

---------------------------
PHCI               1

---------------------------
GFMC               1

---------------------------
PCC                1

---------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       ISSUER'S JURISDICTION                                                              STOCK
                                           UNDER NY UCC                                    NUMBER OF   PERCENTAGE OF    CERTIFICATE
GRANTOR             ISSUER             SECTION 9-305(a)(2)        CLASS OF STOCK            SHARES        SHARES          NUMBER
------------------------------------------------------------------------------------------------------------------------------------
PHCI         Sentry Mining Company              DE            common stock, par value          10          100%            1
             ("SMC")                                          $10.00 per share
------------------------------------------------------------------------------------------------------------------------------------
PHCI         Snowberry Land Company             DE            common stock, par value          10          100%            2
             ("SLC")                                          $100.00
------------------------------------------------------------------------------------------------------------------------------------
EACC         Sterling Smokeless Coal            WV            common stock, par value       3,925          100%            2
             Company ("SSCC")                                 $100.00 per share
------------------------------------------------------------------------------------------------------------------------------------
PCC          Yankeetown Dock                    IN            common stock, no par value    1,000          100%        6 (for 400
             Corporation                                                                                             shares) 12 (for
                                                                                                                       600 shares)
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Issuance    No.               Holder                                Stock                        Shares
-------------------------------------------------------------------------------------------------------
01/29/03     046   BlackRock First Capital Corp.   Sino Swearingen Aircraft Corp.                   160
-------------------------------------------------------------------------------------------------------
11/01/00     007   BlackRock First Capital Corp.   Sino Swaringen Aircraft Corp.                 27,110
-------------------------------------------------------------------------------------------------------
12/09/02    0024   Eastern Coal                    WHX Corporation                                   24
-------------------------------------------------------------------------------------------------------
07/02/84     28C   Peabody Holding Co., Inc.       Laclede's Landing Redevelopment Corporation   10,000
-------------------------------------------------------------------------------------------------------
05/23/96       2   Gold Fields Mining Corp.        Peabody America, Inc.                             10
-------------------------------------------------------------------------------------------------------
02/14/02   25966   Beaver Dam Coal Company         Mirant Corporation                             3.352
-------------------------------------------------------------------------------------------------------

PLEDGED STOCK (FOREIGN ISSUERS)

------------------------------------------------------------------------------------------------------------------------------------
                                    ISSUER'S JURISDICTION                                                                STOCK
                                        UNDER NY UCC                                   NUMBER OF   PERCENTAGE OF      CERTIFICATE
GRANTOR            ISSUER            SECTION 9-305(a)(2)       CLASS OF STOCK           SHARES        SHARES             NUMBER
------------------------------------------------------------------------------------------------------------------------------------
PVCC         Carbones Peabody de    Venezuela               3,456 shares of common       2,246           65%       1
             Venezuela, C.A.                                stock issued, par value
                                                            1,000 Bolivars
------------------------------------------------------------------------------------------------------------------------------------
PHCI         NRGenerating Holdings  Netherlands             400 shares of                  260           65%       not certificated
             (No. 17) B.V.                                  uncertificated common
                                                            stock issued, par value
                                                            NLG 100
------------------------------------------------------------------------------------------------------------------------------------
PHCI         NRGenerating Holdings  Netherlands             400 shares of                  260           65%       not certificated
             (No. 9) B.V.                                   uncertificated common
                                                            stock issued, par value
                                                            NLG 100
------------------------------------------------------------------------------------------------------------------------------------
PCI          Peabody COALTRADE      Australia               12 ordinary shares               7           58%       3
             Australia Pty Limited                          issued, par value AUS$
                                                            1.00
------------------------------------------------------------------------------------------------------------------------------------
PEC          Peabody Energy         Australia               100 ordinary shares            [65]         [65%]      [to be issued](1)
             Australia Pty Limited                          issued
------------------------------------------------------------------------------------------------------------------------------------
PHCI         Peabody Minerals Pty   Australia               2 ordinary shares issued        [1]         [50%]      [to be issued]
             Limited
------------------------------------------------------------------------------------------------------------------------------------

--------------------------
(1) L&W currently holds stock certificate No. 1, issued by Peabody Energy Australia Pty Limited to Peabody Energy Corporation, for 8 shares.

PLEDGED STOCK (JOINT VENTURES)

------------------------------------------------------------------------------------------------------------------------------
                                   ISSUER'S JURISDICTION                                                             STOCK
                                       UNDER NY UCC                                 NUMBER OF   PERCENTAGE OF      CERTIFICATE
GRANTOR          ISSUER             SECTION 9-305(a)(2)       CLASS OF STOCK         SHARES        SHARES            NUMBER
------------------------------------------------------------------------------------------------------------------------------
PCC          Tecumseh Coal                  IN             1,000 shares of common      500            50%               6
             Corporation ("TCC")                           stock, no par value
------------------------------------------------------------------------------------------------------------------------------

PLEDGED PARTNERSHIP INTERESTS:

------------------------------------------------------------------------------------------------------------------------------------
                                                     TYPE OF PARTNERSHIP                       PERCENTAGE OF OUTSTANDING PARTNERSHIP
   GRANTOR                        ISSUER                  INTEREST         CERTIFICATED (Y/N)       INTERESTS OF THE PARTNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
Thoroughbred, L.L.C.      Black Beauty Coal Company  general partnership           N                        81 2/3%
                                                     interest
------------------------------------------------------------------------------------------------------------------------------------
Charles Coal Company      Colony Bay Coal Company    general partnership           N                             1%
                                                     interest
------------------------------------------------------------------------------------------------------------------------------------
Eastern Associated Coal   Colony Bay Coal Company    general partnership           N                            99%
Corp.                                                interest
------------------------------------------------------------------------------------------------------------------------------------
Bluegrass Coal Company    Patriot Coal Company,      limited partnership           N                            49%
                          L.P.                       interest
------------------------------------------------------------------------------------------------------------------------------------
Sentry Mining Company     Patriot Coal Company,      limited partnership           N                            51%
                          L.P.                       interest
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     TYPE OF PARTNERSHIP                       PERCENTAGE OF OUTSTANDING PARTNERSHIP
        GRANTOR                   ISSUER                   INTEREST        CERTIFICATED (Y/N)       INTERESTS OF THE PARTNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
Gold Fields Mining       Peabody Natural Resources   general partnership            N                           97%
Corporation              Company                     interest
------------------------------------------------------------------------------------------------------------------------------------
Peabody America, Inc.    Peabody Natural Resources   general partnership            N                            3%
                         Company                     interest
------------------------------------------------------------------------------------------------------------------------------------

PLEDGED LIMITED LIABILITY COMPANY INTERESTS;

------------------------------------------------------------------------------------------------------------
                                                           NUMBER OF PLEDGED   PERCENTAGE OF OUTSTANDING LLC
GRANTOR        ISSUER                 CERTIFICATED (Y/N)         UNITS            INTERESTS OF THE ISSUER
------------------------------------------------------------------------------------------------------------
PDC       Cyprus Creek Land                  N                    100%                     100%
          Resources, LLC
------------------------------------------------------------------------------------------------------------
PEC       Mustang Energy                     N                    100%                     100%
          Company, L.L.C.
------------------------------------------------------------------------------------------------------------
GFMC      Peabody Archveyor, L.L.C.          N                    100%                     100%
------------------------------------------------------------------------------------------------------------
PDC       Peabody Development Land           N                    100%                      99%
          Holdings, LLC
------------------------------------------------------------------------------------------------------------
PHCI      Peabody Development Land           N                    100%                       1%
          Holdings, LLC
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PLEDGED  PERCENTAGE OF OUTSTANDING LLC INTERESTS OF THE
GRANTOR                 ISSUER            CERTIFICATED (Y/N)        UNITS                            ISSUER
------------------------------------------------------------------------------------------------------------------------------
 PHCI              Peabody Natural Gas,            N                100%                              100%
                   LLC
------------------------------------------------------------------------------------------------------------------------------
 PDC               Peabody Recreational            N                100%                              100%
                   Lands, L.L.C.
------------------------------------------------------------------------------------------------------------------------------
 PDC               Peabody-Waterside               N                100%                              100%
                   Development, L.L.C.
------------------------------------------------------------------------------------------------------------------------------
 PCC               Pond Creek Land                 N                100%                              100%
                   Resources, LLC
------------------------------------------------------------------------------------------------------------------------------
 PDC               Porcupine Production,           N                100%                              100%
                   LLC
------------------------------------------------------------------------------------------------------------------------------
 PDC               Porcupine                       N                100%                              100%
                   Transportation, LLC
------------------------------------------------------------------------------------------------------------------------------
 PEC               Prairie State                   N                100%                              100%
                   Generating
                   Company, LLC
------------------------------------------------------------------------------------------------------------------------------
 PEC               Star Lake Energy                N                100%                             100%
                   Company, L.L.C.
------------------------------------------------------------------------------------------------------------------------------
 PHCI              Thoroughbred, L.L.C.            N                100%                              72%
------------------------------------------------------------------------------------------------------------------------------
 PDC               Thoroughbred, L.L.C.            N                100%                              28%
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PLEDGED   PERCENTAGE OF OUTSTANDING LLC INTERESTS OF THE
GRANTOR        ISSUER              CERTIFICATED (Y/N)                UNITS                            ISSUER
---------------------------------------------------------------------------------------------------------------------------------
 PEC       THOROUGHBRED                  N                           100%                             100%
           GENERATING COMPANY,
           LLC
---------------------------------------------------------------------------------------------------------------------------------
 PEC       THOROUGHBRED MINING           N                           100%                             100%
           COMPANY, L.L.C.
---------------------------------------------------------------------------------------------------------------------------------

PLEDGED NOTES; SEE ANNEX A, ATTACHED HERETO.

--------------------------------------------------------------------------------
GRANTOR       ISSUER                    PAYEE                  PRINCIPAL AMOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PLEDGED DEBT SECURITIES: NONE.

PLEDGED COMMODITY CONTRACTS: NONE.

PLEDGED TRUST INTERESTS: NONE.

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS: SEE ANNEX B, ATTACHED HERETO.

------------------------------------------------------------------------------
GRANTOR       NAME OF DEPOSITARY BANK        ACCOUNT NUMBER      ACCOUNT NAME
------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                                                         ANNEX A

      I. INTEREST BEARING INTERCOMPANY PROMISSORY NOTES

------------------------------------------------------------------------------------------------------
  Date of Note                 Borrower                   Lender                     Amount
------------------------------------------------------------------------------------------------------
Sept 30, 1998               Gallo Finance              PNRC                  $           27,500,000.00
------------------------------------------------------------------------------------------------------
Replacement Note            Gold Fields Mining         Peabody Energy        $          570,000,000.00
03/19/03 to 08/10/99        Corp                       Corporation
------------------------------------------------------------------------------------------------------
June 30, 1998               Peabody Energy             Gallo Finance         $          230,000,000.00
                            Corporation
------------------------------------------------------------------------------------------------------
March 01, 2001              PHCI                       PCT Australia               O/S Interco Balance
------------------------------------------------------------------------------------------------------
March 31, 1999              Peabody Holding Co         PNRC                  $          107,000,000.00
------------------------------------------------------------------------------------------------------
Replacement note            Coal Properties            PHCI                        O/S Interco Balance
03/19/03 to 10/28/92
------------------------------------------------------------------------------------------------------
Sept 30, 1994               PHCI                       PRCC                  $          325,000,000.00
------------------------------------------------------------------------------------------------------
Replacement note            PHCI                       Caballo Coal Co             O/S Interco Balance
03/19/03 to 03/31/98
------------------------------------------------------------------------------------------------------
May 1, 1999                 PHCI                       PNRC                        O/S Interco Balance
------------------------------------------------------------------------------------------------------
Replacement note            PWCC                       Big Sky Coal Co         O/S Balance $15 million
03/19/03 to Mar 31,
1998
------------------------------------------------------------------------------------------------------
March 31, 1999              Thoroughbred LLC           PHCI                  $          150,733,766.15
------------------------------------------------------------------------------------------------------
March 21, 2003              Black Beauty Coal Co       Peabody Energy              O/S InterCo Balance
                                                       Corporation
------------------------------------------------------------------------------------------------------
March 21, 2003              Arclar Company LLC         Peabody Energy              O/S Interco Balance
                                                       Corporation
------------------------------------------------------------------------------------------------------

II.      OTHER PROMISSORY NOTES

----------------------------------------------------------------------------------------------------
 Date of Note                     Borrower                    Lender                      Amount
----------------------------------------------------------------------------------------------------
Jan 24, 2001                White Mountain Mining      EACC                            $2,000,000.00
----------------------------------------------------------------------------------------------------
April 10, 2001              Asset Holdings, LLC        Cook Mountain Coal Co.          $9,112,521.00
----------------------------------------------------------------------------------------------------

III.      PROMISSORY NOTES: PEABODY ENERGY CORPORATION TO
          ORIGINATORS PURSUANT TO SALE AGREEMENT (AR SECURITIZATION)

----------------------------------------------------------------------------------
Date of Note                    Borrower                      Lender
----------------------------------------------------------------------------------
February 20, 2002           Peabody Energy           Eastern Associated Coal Corp.
                            Corporation
----------------------------------------------------------------------------------
February 20, 2002           Peabody Energy           Powder River Coal Company
                            Corporation
----------------------------------------------------------------------------------

                                       A-l

-----------------------------------------------------------------------------
February 20, 2002   Peabody Energy Corporation   Peabody COALTRADE, Inc.
-----------------------------------------------------------------------------
February 20, 2002   Peabody Energy Corporation   Big Sky Coal Company
-----------------------------------------------------------------------------
February 20, 2002   Peabody Energy Corporation   Caballo Coal Company
-----------------------------------------------------------------------------
February 20, 2002   Peabody Energy Corporation   Peabody COALSALES Company
-----------------------------------------------------------------------------
February 20, 2002   Peabody Energy Corporation   Peabody Coal Company
-----------------------------------------------------------------------------
February 20, 2002   Peabody Energy Corporation   Peabody Western Coal Company
-----------------------------------------------------------------------------

IV.       INTERCOMPANY NON-INTEREST BEARING PROMISSORY NOTES (IN FAVOR OF EITHER
          PARTY)

------------------------------------------------------------------------------------------------------
Date of Note                        Party I                                     Party II
------------------------------------------------------------------------------------------------------
09/09/00                   Rivers Edge Mining, Inc.                  Interior Holding Corp.
------------------------------------------------------------------------------------------------------
09/09/00                   Rivers Edge Mining, Inc.                  Peabody Terminals, Inc.
------------------------------------------------------------------------------------------------------
09/09/00                   Rivers Edge Mining, Inc.                  Peabody COALSALES Company
------------------------------------------------------------------------------------------------------
09/09/00                   Rivers Edge Mining, Inc.                  Peabody Development Company
------------------------------------------------------------------------------------------------------
09/09/00                   Rivers Edge Mining, Inc.                  Peabody Holding Company, Inc
------------------------------------------------------------------------------------------------------
09/09/00                   Rivers Edge Mining, Inc.                  Peabody Energy Corporation
------------------------------------------------------------------------------------------------------
09/09/00                   Rivers Edge Mining, Inc.                  Peabody Natural Gas LLC
------------------------------------------------------------------------------------------------------
09/09/00                   Rivers Edge Mining, Inc.                  Gold Fields Mining Corporation
------------------------------------------------------------------------------------------------------
09/09/00                   Rivers Edge Mining, Inc.                  Powder River Coal Company
------------------------------------------------------------------------------------------------------
09/09/00                   Rivers Edge Mining, Inc.                  Coal Properties Corp.
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody Energy Corporation                Coal Properties Corp.
------------------------------------------------------------------------------------------------------
11/22/99                   Peabody Energy Corporation                Peabody Natural Gas, LLC
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody Energy Corporation                Gold Fields Mining Corp.
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody Energy Corporation                Peabody Development Company
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody Energy Corporation                Peabody Holding Company, Inc.
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody Energy Corporation                Peabody COALSALES Company
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody Energy Corporation                Peabody Terminals, Inc.
------------------------------------------------------------------------------------------------------
03/16/00                   P & L Receivables Company LLC             Peabody Energy Corporation
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
06/09/98                   Peabody Energy Corporation                Interior Holdings Corp.
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody Energy Corporation                Powder River Coal Company
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody Holding Company, Inc.             Gold Fields Mining Corporation
------------------------------------------------------------------------------------------------------
06/09/98                   Powder River Coal Company                 Coal Properties Corp.
------------------------------------------------------------------------------------------------------
06/09/98                   Powder River Coal Company                 Peabody Development Company
------------------------------------------------------------------------------------------------------
06/09/98                   Powder River Coal Company                 Peabody COALSALES Company
------------------------------------------------------------------------------------------------------
06/09/98                   Powder River Coal Company                 Peabody Terminals, Inc.
------------------------------------------------------------------------------------------------------
06/09/98                   Coal Properties Corp.                     Peabody Holding Company, Inc.
------------------------------------------------------------------------------------------------------
06/09/98                   Coal Properties Corp.                     Interior Holdings Corp.
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody Holding Company, Inc.             Peabody Development Company
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody Holding Company, Inc.             Peabody COALSALES Company
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody Holding Company, Inc.             Peabody Terminals, Inc.
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody Development Company               Interior Holdings Corp.
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody COALSALES Company                 Interior Holdings Corp.
------------------------------------------------------------------------------------------------------
06/09/98                   Gold Fields Mining Corporation            Interior Holdings Corp.
------------------------------------------------------------------------------------------------------
06/09/98                   Gold Fields Mining Corporation            Powder River Coal Company
------------------------------------------------------------------------------------------------------
06/09/98                   Interior Holdings Corp.                   Peabody Terminals, Inc.
------------------------------------------------------------------------------------------------------
11/22/99                   Peabody Natural Gas, LLC                  Powder River Coal Company
------------------------------------------------------------------------------------------------------
11/22/99                   Peabody Natural Gas, LLC                  Peabody Holding Company, Inc.
------------------------------------------------------------------------------------------------------
11/22/99                   Peabody Natural Gas, LLC                  Interior Holdings Corp.
------------------------------------------------------------------------------------------------------
06/09/98                   Coal Properties Corp.                     Peabody Development Company
------------------------------------------------------------------------------------------------------
06/09/98                   Coal Properties Corp.                     Peabody COALSALES Company
------------------------------------------------------------------------------------------------------
06/09/98                   Coal Properties Corp.                     Peabody Terminals, Inc.
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody Development Company               Peabody COALSALES Company
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody Development Company               Peabody Terminals, Inc.
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody COALSALES Company                 Peabody Terminals, Inc.
------------------------------------------------------------------------------------------------------
06/09/98                   Gold Fields Mining Corporation            Peabody Terminals, Inc.
------------------------------------------------------------------------------------------------------
06/09/98                   Gold Fields Mining Corporation            Peabody COALSALES Company
------------------------------------------------------------------------------------------------------
06/09/98                   Gold Fields Mining Corporation            Peabody Development Company
------------------------------------------------------------------------------------------------------
11/22/99                   Gold Fields Mining Corporation            Peabody Natural Gas, LLC
------------------------------------------------------------------------------------------------------
06/09/98                   Gold Fields Mining Corporation            Coal Properties Corp.
------------------------------------------------------------------------------------------------------
11/22/99                   Peabody Natural Gas, LLC                  Peabody Terminals, Inc.
------------------------------------------------------------------------------------------------------
11/22/99                   Peabody Natural Gas, LLC                  Coal Properties Corp.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
11/22/99                   Peabody Natural Gas, LLC                  Peabody Development Company
------------------------------------------------------------------------------------------------------
11/22/99                   Peabody Natural Gas, LLC                  Peabody COALSALES Company
------------------------------------------------------------------------------------------------------
06/09/98                   Powder River Coal Company                 Peabody Holding Company, Inc.
------------------------------------------------------------------------------------------------------
06/09/98                   Powder River Coal Company                 Interior Holdings Corp.
------------------------------------------------------------------------------------------------------
06/09/98                   Peabody Holding Company, Inc.             Interior Holdings Corp.
------------------------------------------------------------------------------------------------------
03/16/00                   P & L Receivables Company LLC             Peabody Holding Company, Inc.
------------------------------------------------------------------------------------------------------
06/09/98                   Lee Ranch Coal Company                    Peabody Holding Company, Inc.
------------------------------------------------------------------------------------------------------
06/09/98                   Lee Ranch Coal Company                    Gold Fields Mining Corporation
------------------------------------------------------------------------------------------------------
06/09/98                   Lee Ranch Coal Company                    Peabody COALSALES Company
------------------------------------------------------------------------------------------------------
06/09/98                   Lee Ranch Coal Company                    Peabody Natural Resources Co.
------------------------------------------------------------------------------------------------------
06/09/98                   Lee Ranch Coal Company                    Peabody Energy Corporation
------------------------------------------------------------------------------------------------------

                                                                         ANNEX B

PEABODY ENERGY: BANK ACCOUNTS PER COMPANY

CO#                  ACCOUNT NAME                    PURPOSE              BANK              ACCOUNT #
-------------------------------------------------------------------------------------------------------
698     Arid Operations
                                                    General         Wells Fargo Bank       0768046724

849     Big Ridge. Inc
                                                    AP              Bank One               643623259
                                                    Payroll         Bank One               643623234

732     Big Sky Coal Company
                                                    AP              Bank One               0927376
                                                    General         Bank One               1045640
                                                    Payroll         Bank One               0927155
                                                    Working Fund    Forsyth State Bank     5291015761

748     Bluegrass Coal Company
                                                    AP              Bank One               0927252
                                                    Payroll         Bank One               0945311
                                                    Receipts        PNC Bank               1008971404

751     Eastern Associated Coal
                                                    AP              Bank One               0927287
                                                    General         Bank One               1045632
                                                    Payroll         Bank One               0927201

751     Eastern Associated Coal (Bald Knob)
                                                    Working Fund    First Century Bank     485

751     Eastern Associated Coal (EACC Conservancy Grp)
                                                    Working Fund    Boone County Bank      100001767

751     Eastern Associated Coal (Federal)
                                                    Working Fund    One Valley Bank        1000301

March 17, 2003

CO#                  ACCOUNT NAME                    PURPOSE              BANK              ACCOUNT #
-------------------------------------------------------------------------------------------------------
751     Eastern Associated Coal (Hart Hat Coal)
                                                    Escrow          One Valley Bank        3516883453

751     Eastern Associated Coal (Rocklick)
                                                    Working Fund    First Century Bank     4000323

751     Eastern Associated Coal (Wells)
                                                    Working Fund    Boone National Bank    260012203

692     Gallo Finance Company
                                                    General         Bank One               1000439

699     Gold Fields Chile, S.A.
                                                    General         Banco Bice             040237484900

696     Gold Fields Mining Company
                                                    AP              Bank One               0927457
                                                    Payroll         Bank One               0927465
                                                    Receipts        PNC Bank               1008971447

695     Gold Fields Mining Corporation
                                                    General         Bank One               5163722
                                                    General         Wells Fargo            8230133878

729     Highland Mining Company
                                                    AP              Bank One               0940643
                                                    Payroll         Bank One               0940650
                                                    Working Fund    Bank One               1049980

938     Independence Material Handling
                                                    General         Bank One               1009414

March 17, 2003

CO#           ACCOUNT NAME                              PURPOSE                   BANK                    ACCOUNT #
--------------------------------------------------------------------------------------------------------------------
700      Lee Ranch Coal Company

                                                       AP                    Bank One                     0927228

                                                       Medical               Bank One                     0926246

                                                       Payroll               Bank One                     0927236

                                                       Working Fund          Grants State Bank            023372

                                                       Receipts              PNC Bank                     1008971439

743      Patriot Coal Company, L.P.

                                                       Working Fund          Ohio Valley National Bank    6039129

589      Peabody America, Inc.

                                                       General               Bank One                     1000421

727      Peabody Coal Company

                                                       Working Fund          1st Kentucky Bank            90002127

                                                       AP                    Bank One                     0927430

                                                       General               Bank One                     1045590

                                                       Payroll               Bank One                     0927147

                                                       Workers Comp (KY)     Bank One                     0927368

727      Peabody Coal Company(Camps Business Unit)

                                                       Working Fund          Old National Bank            17439523

975      Peabody CoalSales Co. SL

                                                       AP                    Bank One                     0927279

                                                       General               Bank One                     1045616

                                                       Payroll               Bank One                     0927120

976      Peabody CoalSales CO. WV

                                                       General               Bank One                     1045624

March 17, 2003

CO#             ACCOUNT NAME                              PURPOSE                   BANK                         ACCOUNT #
-----------------------------------------------------------------------------------------------------------------------------
980      Peabody CoalTrade

                                                          AP                 Bank One                            0927414

                                                          General            Bank One                            1059492

                                                          Working Fund       United National Bank                043158690

983      Peabody CoalTrade Australia

                                                          General            Bank One                            1070515

                                                          General            National Australia Bank Limited     532146641

970      Peabody Development Company

                                                          AP                 Bank One                            0927406

                                                          Land Agent         Bank One                            1043041

                                                          Land Agent         Converse National Bank              1025188

                                                          Working Fund       Ohio Valley National Bank           7014206

                                                          Receipts           PNC Bank                            1008971295

999       Peabody Energy Australia Pty. Ltd

                                                          General            National Australia Bank Limited     537028433

690      Peabody Energy Corporation

                                                       *  Investment         AG Edwards                          260372246

                                                          AP                 Bank One                            0945204

                                                          General            Bank One                            5153964

                                                          General            Fleet National Bank                 9429129844

                                                       *  Investment         Merrill Lynch                       3337457

                                                          Concentration      PNC Bank                            1014305539

                                                       *  Investment         PNC Bank                            1014305539WCM

*SECURITIES ACCOUNTS

March 17,2003

CO#           ACCOUNT NAME                             PURPOSE               BANK                  ACCOUNT #
--------------------------------------------------------------------------------------------------------------
810      Peabody Holding Company

                                                       AP               Bank One                   0927341

                                                       Payroll          Bank One                   0927295

                                                       Working Fund     Firstar Bank               4346847686

                                                       Lockbox          PNC Bank                   1008971375

                                                       Working Fund     United National Bank       042875090

972      Peabody Natural Gas, LLC

                                                       AP               Bank One                   0942433

                                                       Working Fund     Bank One                   1061480

                                                       Lockbox          PNC Bank                   1011569694

691      Peabody Natural Resources

                                                       General          Bank One                   1000413

973      Peabody Recreational Lands, LLC

                                                       Working Fund     Bank One                   10-49444

987      Peabody Terminals, Inc

                                                       General          Bank One                   1079847

722      Peabody Western Coal Co.

                                                       AP               Bank One                   0927384

                                                       General          Bank One                   1045665

                                                       Payroll          Bank One                   0927325

722      Peabody Western Coal Co. (Arizona Complex)

                                                       Working Fund     Wells Fargo Bank           4159523356

728     Pina Ridge Coal Company

                                                       Escrow           One Valley Bank            2000777248

                                                       Working Fund     Whitesville State Bank     0106286

March 17, 2003

CO#            ACCOUNT NAME              PURPOSE                BANK                       ACCOUNT #
-----------------------------------------------------------------------------------------------------
746      Powder River Coal Company

                                        AP               Bank One                          0927392

                                        General          Bank One                          1045608

                                        Payroll          Bank One                          0927198

                                        Working Fund     First Interstate Bank             45003787

816        Rivers Edge Mining, Inc.

                                        AP               Bank One                          0944652

                                        Payroll          Bank One                          0944660

                                        Working Fund     Boone County Bank                 100005792

734        Seneca Coal Company

                                        AP               Bank One                          0927244

                                        Payroll          Bank One                          0927163

                                        Working Fund     First Nat'l Bk of the Rockies     005371

March 17, 2003

                                                                      Schedule 3

                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS

           UNIFORM COMMERCIAL CODE FILINGS (INCLUDING FIXTURE FILINGS)

Uniform Commercial Code Filings made under the Original Guarantee and Collateral Agreement and Uniform Commercial Code Filings indicated on Schedule 4.17 to the Credit Agreement.

                          PATENT AND TRADEMARK FILINGS

Second Notice of Successor Administrative Agent filed in the Patent and Trademark Office

                   ACTIONS WITH RESPECT TO INVESTMENT PROPERTY

Possession by the Administrative Agent of Pledged Stock and Pledged Notes.

                                   SCHEDULE 4

       LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

                                  JURISDICTION OF       ORGANIZATIONAL
COMPANY                            ORGANIZATION        IDENTIFICATION NO.       CHIEF EXECUTIVE OFFICER
-------                           ---------------      ------------------       -----------------------
Affinity Mining Company            West Virginia             N/A                202 Laidley Tower, P.O.
                                                                                Box 1233
                                                                                Charleston, WV 25324

Arid Operations Inc.               Delaware                  2286827            14062 Denver West
                                                                                Parkway
                                                                                Suite 110
                                                                                Golden, CO 80401-3301

Beaver Dam Coal                    Delaware                  0051912            701 Market Street, Suite
Company                                                                         725
                                                                                St.Louis, MO 63101

Big Ridge, Inc.                    Illinois                  52632455           617 East Church Street
                                                                                Harrisburg, IL 62946

Big Sky Coal Company               Delaware                  2275343            P.O. Box 97
                                                                                Colstrip, MT 59323

Black Walnut Coal                  Delaware                  3608784            701 Market Street
Company                                                                         St. Louis, MO 63101

Bluegrass Coal Company             Delaware                  2194776            701 Market Street, Suite
                                                                                710
                                                                                St. Louis, MO 63101-
                                                                                1826

Caballo Coal Company               Delaware                  2434159            1013 Boxelder
                                                                                Caller Box 3037
                                                                                Gillette, WY 82718

Charles Coal Company               Delaware                  0890191            202 Laidley Tower, P.O.
                                                                                Box 1233
                                                                                Charleston, WV 25324

Cleaton Coal Company(1)            Delaware                  3132602            701 Market Street
                                                                                Suite 703

----------------------------------
(1) Formerly Peabody Enterprises I (11/99).

                                  JURISDICTION OF        ORGANIZATIONAL
COMPANY                            ORGANIZATION        IDENTIFICATION NO.        CHIEF EXECUTIVE OFFICE
-------                            ------------        ------------------        ----------------------
                                                                                St. Louis, MO 63101

Coal Properties Corp.              Delaware                  0892175            202 Laidley Tower
                                                                                Charleston, WV 25324

Colony Bay Coal                    West Virginia             N/A                202 Laidley Tower
Company                                                                         P.O. Box 1233
                                                                                Charlestown, WV 25324

Cook Mountain Coal                 Delaware                  2382790            202 Laidley Tower
Company                                                                         Charleston, WV 25324

Cottonwood Land                    Delaware                  2532896            301 N. Memorial Drive,
Company                                                                         Suite 334
                                                                                St. Louis, MO 63102

Cyprus Creek Land                  Delaware                  3464943            701 Market Street, Suite
Company                                                                         772
                                                                                St. Louis, MO 63101

Cyprus Creek Land                  Delaware                  3499598            701 Market Street, Suite
Resources, LLC                                                                  775
                                                                                St. Louis, MO 63101

EACC Camps, Inc.                   West Virginia               N/A              202 Laidley Tower
                                                                                Charleston, WV 25324

Eastern Associated Coal            West Virginia               N/A              202 Laidley Tower
Corp.                                                                           Charleston, WV 25324

Eastern Royalty Corp.              Delaware                  0891106            202 Laidley Tower, P.O.
                                                                                Box 1233
                                                                                Charleston, WV 25324

Gallo Finance Company              Delaware                  2910170            701 Market Street, Suite
                                                                                713
                                                                                St. Louis, MO 63101

Gold Fields Chile, S.A.            Delaware                  0881562            14062 Denver West
                                                                                Parkway
                                                                                Suite 110
                                                                                Golden, CO 80401-3301

                                  JURISDICTION OF        ORGANIZATIONAL
COMPANY                            ORGANIZATION        IDENTIFICATION NO.        CHIEF EXECUTIVE OFFICE
-------                            ------------        ------------------        ----------------------
Gold Fields Mining                 Delaware                  0205409            14062 Denver West
Corporation                                                                     Parkway
                                                                                Suite 110
                                                                                Golden, CO 80401-3301

Gold Fields Operating Co.          Delaware                  0850162            14062 Denver West
-Ortiz                                                                          Parkway
                                                                                Suite 110
                                                                                Golden, CO 80401-3301

Grand Eagle Mining, Inc.(2)        Kentucky                  0322906            19070 Highway 1078
                                                                                South
                                                                                Henderson, KY 42420

Hayden Gulch Terminal,             Delaware                  2308288            P.O. Box 882323
Inc.                                                                            Steamboat Springs, CO
                                                                                80488

Highland Mining                    Delaware                  3039050            701 Market Street, Suite
Company                                                                         724
                                                                                St. Louis, MO 63101-
                                                                                1826

Hillside Mining                    West Virginia              N/A               202 Laidley Tower
Company (3)                                                                     Charleston, WV 25324

independence Material              Delaware                  2630732            701 Market Street, Suite
Handling Company                                                                840
                                                                                St. Louis, MO 63101

Interior Holdings Corp.            Delaware                  2457594            701 Market Street, Suite
                                                                                730
                                                                                St. Louis, MO 63101-
                                                                                1826

James River Coal                   Delaware                  2029836            701 Market Street, Suite
Terminal Company                                                                702
                                                                                St. Louis, MO 63101-

----------------------------------
(2) Patriot Coal Company, L.P. owned until 05/01; stock distributed to Bluegrass Coal Company (05/01).

(3) Formerly Blackrock First Capital (10/00).

                                  JURISDICTION OF        ORGANIZATIONAL
COMPANY                            ORGANIZATION        IDENTIFICATION NO.        CHIEF EXECUTIVE OFFICE
-------                            ------------        ------------------        ----------------------
                                                                                1826

Jarrell's Branch Coal              Delaware                  3464952            701 Market Street, Suite
Company                                                                         774
                                                                                St. Louis, MO 63101

Juniper Coal Company               Delaware                  2608316            701 Market Street, Suite
                                                                                716
                                                                                St. Louis, MO 63101

Kayenta Mobile Home                Delaware                  2428872            P.O. Box 605
Park, Inc.                                                                      Kayenta, AZ 86033

Logan Fork Coal                    Delaware                  3464948            701 Market Street, Suite
Company                                                                         773
                                                                                St. Louis, MO 63101

Martinka Coal Company              Delaware                  2296711            202 Laidley Tower, P.O.
                                                                                Box 815
                                                                                Charleston, WV 25324-
                                                                                0004

Midco Supply and                   Illinois                  39182149           P.O. Box 14542
Equipment Corporation                                                           St. Louis, MO 63178

Mountain View Coal                 Delaware                  2038466            202 Laidley Tower
Company                                                                         Charleston, WV 25334-
                                                                                0004

Mustang Energy                     Delaware                  3280065            701 Market Street, Suite
Company, L.L.C.(4)                                                              953
                                                                                St. Louis, MO 63101

North Page Coal Corp.              West Virginia              N/A               202 Laidley Tower, P.O.
                                                                                Box 1233
                                                                                Charleston, WV 25324

Ohio County Coal                   Kentucky                  0266492            19070 Highway 1078
Company(5)                                                                      South

----------------------------------
(4) Formerly PG Investments Seven, L.L.C. (07/20/01).

(5) Patriot Coal Company, L.P. owned until 05/01; stock distributed to Bluegrass Coal Company (05/01).

                                  JURISDICTION OF        ORGANIZATIONAL
COMPANY                            ORGANIZATION        IDENTIFICATION NO.        CHIEF EXECUTIVE OFFICE
-------                            ------------        ------------------        ----------------------
                                                                                Henderson, KY 42420

Patriot Coal Company,              Delaware                  2395067            19070 Highway 1078
L.P.                                                                            South
                                                                                Henderson, KY 42420

Peabody America, Inc.              Delaware                  2313002            701 Market Street, Suite
                                                                                720
                                                                                St. Louis, MO 63101-
                                                                                1826

Peabody Archveyor,                 Delaware                  3280072            701 Market Street, Suite
L.L.C.(6)                                                                       751
                                                                                St. Louis, MO 63101

Peabody Coal Company               Delaware                  0654720            701 Market Street, Suite
                                                                                765
                                                                                St. Louis, MO 63101

Peabody COALSALES                  Delaware                  2299706            701 Market Street, Suite
Company                                                                         830
                                                                                St. Louis, MO 63101-
                                                                                1826

Peabody COALTRADE,                 Delaware                  2370740            701 Market Street, Suite
Inc.                                                                            835
                                                                                St. Louis, MO 63101

Peabody Development                Delaware                  0941815            301 North Memorial
Company                                                                         Drive
                                                                                Suite 300
                                                                                St. Louis, MO 63102

Peabody Development                Delaware                  3130470            701 Market Street, Suite
Land Holdings, LLC                                                              700
                                                                                St. Louis, MO 63101

Peabody Energy                     Delaware                  2864939            701 Market Street, Suite
Corporation(7)                                                                  760

----------------------------------
(6) Formerly PG Investments Ten, L.L.C. (10/00).

(7) Formerly P&L Coal Holdings Corporation (04/10/01).

                         JURISDICTION OF       ORGANIZATIONAL
    COMPANY                ORGANIZATION       IDENTIFICATION NO.   CHIEF EXECUTIVE OFFICE
    -------                ------------       ------------------   ----------------------
                                                                   St. Louis, MO 63101

Peabody Energy              Delaware              3464956          701 Market Street, Suite
Generation Holding                                                 930
Company                                                            St. Louis, MO 63101

Peabody Energy              Delaware              3477608          701 Market Street, Suite
Investments, Inc.(8)                                               717
                                                                   St. Louis, MO 63101

Peabody Energy              Delaware              2646429          701 Market Street, Suite
Solutions, Inc.                                                    845
                                                                   St. Louis, MO 63101

Peabody Holding             New York                N/A            701 Market Street, Suite
Company, Inc.                                                      700
                                                                   St. Louis, MO 63101

Peabody Natural Gas,        Delaware              3130473          701 Market Street, Suite
LLC                                                                740
                                                                   St. Louis, MO 63101

Peabody Natural             Delaware              3282772          701 Market Street, Suite
Resources Company                                                  718
                                                                   St. Louis, MO 63101

Peabody Recreational        Delaware              3246282          701 Market Street, Suite
Lands, L.L.C.(9)                                                   920
                                                                   St. Louis, MO 63101

Peabody Southwestern        Delaware              3062901          701 Market Street, Suite
Coal Company                                                       718
                                                                   St. Louis, MO 63101-
                                                                   1826

Peabody Terminals, Inc.     Delaware              0935080          701 Market Street, Suite
                                                                   712
                                                                   St. Louis, MO 63101-
                                                                   1826

---------------------
(8) Formerly Thoroughbred Mining Company (01/21/02).

(9) Formerly Williams Fork Mountain Ranch, L.L.C. (06/00).

                            JURISDICTION OF       ORGANIZATIONAL
    COMPANY                   ORGANIZATION       IDENTIFICATION NO.   CHIEF EXECUTIVE OFFICE
    -------                   ------------       ------------------   ----------------------
Peabody Venezuela Coal         Delaware              2296642          701 Market Street, Suite
Corp.                                                                 715
                                                                      St. Louis, MO 63101-
                                                                      1826

Peabody-Waterside              Delaware              3590141          701 Market Street, Suite
Development, L.L.C.                                                   921
                                                                      St. Louis, MO 63101

Peabody Western Coal           Delaware              2366532          P.O. Box 605
Company                                                               Kayenta, AZ 86033

Pine Ridge Coal                Delaware              2438332          202 Laidley Tower
Company                                                               Charleston, WV 25324

Pond Creek Land                Delaware              3499599          701 Market Street, Suite
Resources, LLC                                                        776
                                                                      St. Louis, MO 63101

Pond River Land                Delaware              3464941          701 Market Street, Suite
Company(10)                                                           771
                                                                      St. Louis, MO 63101

Porcupine Production,          Delaware              3130476          701 Market Street Suite
LLC                                                                   700
                                                                      St. Louis, MO 63101

Porcupine Transportation,      Delaware              3130477          701 Market Street, Suite
LLC                                                                   700
                                                                      St. Louis, MO 63101

Powder River Coal              Delaware              0786705          1013 East Boxelder
Company                                                               Gillette, WY 82718

Prairie State Generating       Delaware              3443150          701 Market Street, Suite
Company LLC                                                           781
                                                                      St. Louis, MO 63101

Rio Escondido Coal Corp.       Delaware              2329401          P.O. Box 66746
                                                                      St. Louis, MO 63166

--------------------------
(10) Formerly held by Peabody Development Company; stock distributed to PHCI (03/06/02).

                            JURISDICTION OF        ORGANIZATIONAL
    COMPANY                   ORGANIZATION       IDENTIFICATION NO.   CHIEF EXECUTIVE OFFICE
    -------                   ------------       ------------------   ----------------------

Rivers Edge Mining,            Delaware              3132605          701 Market Street, Suite
Inc.(11)                                                              910
                                                                      St. Louis, MO 63101

Riverview Terminal             Delaware              0836889          14062 Denver West
Company(12)                                                           Parkway
                                                                      Suite 110
                                                                      Golden, CO 80401-3301

Seneca Coal Company            Delaware              2366529          Drawer D
                                                                      Hayden, CO 81639

Sentry Mining Company          Delaware              2194777          701 Market Street, Suite
                                                                      701
                                                                      St. Louis, MO 63101-
                                                                      1826

Snowberry Land                 Delaware              2534641          301 N. Memorial Drive,
Company                                                               Suite 333
                                                                      St. Louis, MO 63102

Star Lake Energy               Delaware              3280066          701 Market Street
Company, L.L.C.(13)                                                   6th Floor-Suite 951
                                                                      St. Louis, MO 63101

Sterling Smokeless Coal        West Virginia           N/A            202 Laidley Tower, P.O.
Company                                                               Box 1233
                                                                      Charleston, WV 25324

Thoroughbred, L.L.C.           Delaware              2426941          701 Market Street, Suite
                                                                      815
                                                                      St. Louis, MO 63101-
                                                                      1826

Thoroughbred Generating        Delaware              3280067          701 Market Street, Suite
Company, LLC(14)                                                      780

----------------------------

(11) Formerly Peabody Enterprises II until 09/06/00, then Lem Branch Energy, Inc. from 09/07/00 to 09/20/00.

(12) Formerly Darius Gold Mine, Inc. (04/01).

(13) Formerly PG Investments Eight, L.L.C. (07/20/01).

(14) Formerly PG Investments Nine, L.L.C. (08/00).

                            JURISDICTION OF        ORGANIZATIONAL
    COMPANY                   ORGANIZATION       IDENTIFICATION NO.   CHIEF EXECUTIVE OFFICE
    -------                   ------------       ------------------   ----------------------
                                                                      St. Louis, MO 63101

Thoroughbred Mining            Delaware              3483717          701 Market Street, Suite
Company, L.L.C.                                                       721
                                                                      St. Louis, MO 63101

Yankeetown Dock                Indiana            193090A031          P.O. Box 159
Corporation(15)                                                       Newburgh, IN 47629-
                                                                      0159

-----------------------------
(15) Peabody Coal Company purchased 60% of outstanding shares from Amax Coal Company to take full control (100%) (08/27/01).

                                   SCHEDULE 5

                           LOCATIONS OF EQUIPMENT AND INVENTORY

Name of Facility and Mailing Address

North Antelope Mine
341A Antelope Road
Wright, WY 82732

Rochelle Mine
339B Antelope Road
Wright, WY 82732

Caballo Mine
2298 Bishop Road
Gillette, WY 82718

Rawhide Mine
12433 North Hwy. 59
Gillette, WY 82716

Black Mesa Mine
Highway 160 North
Kayenta, AZ 86033

Kayenta Mine
P.O. Box 605
Highway 160 North
Kayenta, AZ 86033

Big Sky Mine
P.O. Box 97
Colstrip, MT 59323

Seneca Mine
36600 Routt County Rd. 27
Hayden, CO 81639

Big Mountain No. 16 Mine
50 School House Road
Seth, WV 25181

Federal #2 Mine
Rt. 1, Box 144
Fairview, WV 26570

Hernshaw 14P
P.O. Box 29
Wharton, WV 25028

Colony Bay
P.O. Box 150
Wharton, WV 25208

Winifrede 13
P.O. Box 29
Wharton, WV 25208

Winifrede 14
P.O. Box 29
Wharton, WV 25208

Winifrede 15
P.O. Box 29
Wharton, WV 25208

Campbells Creek 10
P.O. Box 29
Wharton, WV 25208

Campbells Creek 11B
P.O. Box 29
Wharton, WV 25208

Rivers Edge
P.O. Box 2588
Charleston, WV 25339

Williams Mountain
50 School House Road
Seth, WV 25181

Harris #1 Mine
HCR Box 40
Twilight, WV 25204

Lightfoot No. 2 Mine
Rt. 85
Wharton, WV 25208

Gibraltar P&L
P.O. Box 510
Central City, KY 42330

Patriot Mine
19060 Highway 1078 South
Henderson, KY 42420

Big Run Mine
1550 Grove Street
Centertown, KY 42328

Freedom Mine
19050 Highway 1078 South
Henderson, KY 42420

Lee Ranch Mine
P.O. Box 757
Grants, NM 87020

Highland Mine
P.O. Box 569
Morganfield, KY 42437

Headquarters
701 Market Street
St. Louis, Missouri 63101

301 N. Memorial Drive
St. Louis, Missouri 63102

Charleston Office
Laidley Tower
Charleston, WV 25301

Henderson Office
1970 Barrett Court
P.O. Box 1990
Henderson, KY 42419

Midwest Business Unit
1100 State Rt. 175 South
P.O. Box 148
Graham, KY 42344

Peabody Recreational Lands
9801 Risden School Road
Marissa, IL 62257

Williams Fork Mountain Ranch
County Road 53
Hayden, CO 81639

Gillette Office
12433 North Highway 59
Gilette, WY 82716

Wharton Central Storage
P.O. Box 210
Wharton, WV 25208

Gold Fields Office
14062 Denver West Parkway
Golden, CO 80401

                                   SCHEDULE 6

                              INTELLECTUAL PROPERTY

                                     PATENTS

UNITED STATES-


                                    PATENT
           TITLE                    NUMBER                      OWNER
-------------------------------------------------------------------------------
NOISE-SUPPRESSING AIR INTAKE       4,736,816            Peabody Coal Company
FOR VENTILATION FANS
-------------------------------------------------------------------------------
BRAKE SYSTEM                       4,821,873            Peabody Coal Company
-------------------------------------------------------------------------------
CONVEYOR BELT CLEANER AND          4,925,008            Peabody Coal Company
METHOD FOR CLEANING A
CONVEYOR BELT
-------------------------------------------------------------------------------
SWITCHING AND TESTING SYSTEM       4,841,159            Peabody Coal Company
-------------------------------------------------------------------------------
SWITCHING AND TESTING SYSTEM       4,876,514            Peabody Coal Company
-------------------------------------------------------------------------------
STRETCHER FOR USE IN MINES         5,134,738            Peabody Coal Company
-------------------------------------------------------------------------------
DC POWER CONTROL SYSTEM            4,612,595            Peabody Coal Company
-------------------------------------------------------------------------------
METHOD OF AND APPARATUS            5,003,236            Peabody Coal Company
FOR MOVING ELECTRICALLY
POWERED MINING EQUIPMENT
-------------------------------------------------------------------------------
DRILL PIPE HANDLING APPARATUS      4,897,009            Peabody Coal Company
-------------------------------------------------------------------------------
VIBRATING DEEP RIPPER              4,850,434            Peabody Coal Company
-------------------------------------------------------------------------------
LOCK FOR TROLLEY CONNECTOR         5,097,103            Peabody Coal Company
-------------------------------------------------------------------------------
TOOL FOR INSTALLING CUTTING        5,071,183            Peabody Coal Company
BLADES ON GRADERS
-------------------------------------------------------------------------------
MINE VENTILATION TUBING            5,217,406            Peabody Coal Company
SYSTEM AND METHOD OF
INSTALLATION
-------------------------------------------------------------------------------
CONVEYOR BELT LIFT                 5,680,925            Eastern Associated Coal
APPARATUS                                               Corporation
-------------------------------------------------------------------------------

                                   TRADEMARKS

MARK: SENECA

United States                      1,303,393            Peabody Coal Company
----------------------------------------------------------------------------

                             SCHEDULE 7 - CONTRACTS

-----------------------------------------------------------------------------------------------------
EFFECTIVE
  DATE                              BUYER                                            SELLER
-----------------------------------------------------------------------------------------------------
07/01/01       Aco Minas Gerais S.A., COSIPA Overseas                       Peabody COALTRADE, Inc.
               Ltd. and Usinas Siderurgicas de Minas
               Gerais S.A.
-----------------------------------------------------------------------------------------------------
07/2/02        AEP Energy Services, Inc.                                    St. Louis COALTRADE
-----------------------------------------------------------------------------------------------------
01/01/94       A. E. Staley Sagamore                                        Black Beauty Coal Company
-----------------------------------------------------------------------------------------------------
01/01/97       A. E. Staley South                                           Black Beauty Coal Company
-----------------------------------------------------------------------------------------------------
07/01/92       Ag Processing, Inc.                                          Powder River Coal Company
-----------------------------------------------------------------------------------------------------
01/01/99       Alabama Power Company                                        Powder River Coal Company
-----------------------------------------------------------------------------------------------------
01/01/99       Alabama Power Company                                        Powder River Coal Company
-----------------------------------------------------------------------------------------------------
01/01/02       Alliant Energy Corporate Services, Inc.,                     Caballo Coal Company
               agent for IES Utilities Inc., Wisconsin Power
               and Light Company and Interstate Power
               Company
-----------------------------------------------------------------------------------------------------
01/01/02       Alliant Energy Corporate Services, Inc.,                     Caballo Coal Company
               agent for IES Utilities Inc., Wisconsin Power
               and Light Company and Interstate Power
               Company
-----------------------------------------------------------------------------------------------------
01/01/02       Alliant Energy Corporate Services, Inc.,                     Powder River Coal Company
               agent for IES Utilities Inc., Wisconsin Power
               and Light Company and Interstate Power
               Company
-----------------------------------------------------------------------------------------------------
12/19/01       Ameren Energy Fuels & Services                               St. Louis COALTRADE
-----------------------------------------------------------------------------------------------------
01/01/02       Ameren Hutsonville                                           Black Beauty Coal Company
-----------------------------------------------------------------------------------------------------
01/01/00       Ameren Services Company                                      Powder River Coal Company
-----------------------------------------------------------------------------------------------------
07/13/01       American Electric Power Service                              St. Louis COALTRADE
-----------------------------------------------------------------------------------------------------
07/24/01       American Electric Power Service                              St. Louis COALTRADE
-----------------------------------------------------------------------------------------------------
11/01/01       Archer Daniels Midland Company                               Caballo Coal Company
-----------------------------------------------------------------------------------------------------
01/01/01       Arizona Electric Power Cooperative                           Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------
10/01/00       Arizona Public Service                                       Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------
11/02/01       Atlantic City Electric Company                               St. Louis COALTRADE
-----------------------------------------------------------------------------------------------------
01/15/03       Board of Public Utilities of Springfield,                    Powder River Coal Company
               Missouri
-----------------------------------------------------------------------------------------------------
12/01/99       Colorado Springs Utilities                                   Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------
01/01/01       Constellation Power Source Generation, Inc.                  Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------
01/26/00       Dayton Power & Light Co.                                     St. Louis COALTRADE
-----------------------------------------------------------------------------------------------------
12/18/00       Detroit Edison Company                                       Powder River Coal Company
-----------------------------------------------------------------------------------------------------
01/01/02       Detroit Edison Company                                       Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------
9/29/00        Detroit Edison Company                                       St. Louis COALTRADE
-----------------------------------------------------------------------------------------------------
04/01/02       Dofasco, Inc.                                                Peabody COALTRADE, Inc.
-----------------------------------------------------------------------------------------------------
08/24/01       Dynegy Marketing and Trade                                   St. Louis COALTRADE
-----------------------------------------------------------------------------------------------------
11/01/01       Eastman Kodak Company                                        Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------
12/10/02       Entergy Arkansas, Inc.                                       Caballo Coal Company
-----------------------------------------------------------------------------------------------------

                              SCHEDULE 7 - CONTRACTS

01/01/02       Fremont Department of Utilities                              Powder River Coal Company
-----------------------------------------------------------------------------------------------------------
8/24/01        Fremont Department of Utilities                              St. Louis COALTRADE
-----------------------------------------------------------------------------------------------------------
06/01/00       Global Stone Chemstone Corporation                           Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------------
07/31/01       Grand River Dam Authority                                    Caballo Coal Company
-----------------------------------------------------------------------------------------------------------
07/01/94       Gulf Power Company                                           Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------------
11/01/02       Indiana Masonic Home                                         Black Beauty Coal Company
-----------------------------------------------------------------------------------------------------------
04/05/93       Indiana-Kentucky Electric Corporation                        Powder River Coal Company
-----------------------------------------------------------------------------------------------------------
05/22/02       Industrial Quimica Del Nalon S. A.                           St. Louis COALTRADE
-----------------------------------------------------------------------------------------------------------
12/27/99       Kansas City Power and Light Company                          Caballo Coal Company
-----------------------------------------------------------------------------------------------------------
08/01/02       Lee Alan Bryant                                              Black Beauty Coal Company
-----------------------------------------------------------------------------------------------------------
01/01/02       Louisville Gas & Electric                                    Black Beauty Coal Company
-----------------------------------------------------------------------------------------------------------
12/01/98       MidAmerican Energy Company - Master                          Caballo Coal Company and Powder
               Agreement                                                    River Coal Company
-----------------------------------------------------------------------------------------------------------
10/08/01       Midwest Generation LLC                                       Powder River Coal Company
-----------------------------------------------------------------------------------------------------------
05/07/01       Mirant Americas Energy Marketing, LP                         Powder River Coal Company
-----------------------------------------------------------------------------------------------------------
05/26/76                       MOHAVE PROJECT                               Peabody Western Coal Company
                    - Southern California Edison Company

                    - Salt River Agricultural Improvement
                      and Power District

                    - Nevada Power Company

                    - Department of Water and Power of
                      the City of Los Angeles

-----------------------------------------------------------------------------------------------------------
05/26/76                       NAVAJO PROJECT                               Peabody Western Coal Company
                    - Salt River Agricultural Improvement
                      and Power District

                    - Arizona Public Service Company

                    - Tucson Gas and Electric Company

                    - Nevada Power Company

                    - Department of Water and Power of
                      the City of Los Angeles
-----------------------------------------------------------------------------------------------------------
06/01/00       Northern States Power Company                                Powder River Coal Company
-----------------------------------------------------------------------------------------------------------
09/04/01       Northern States Power Company                                Powder River Coal Company
-----------------------------------------------------------------------------------------------------------
10/18/02       Northern States Power Company                                Powder River Coal Company
-----------------------------------------------------------------------------------------------------------
01/01/02       NRG Power Marketing                                          Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------------
12/15/02       NRG Power Marketing                                          Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------------
07/01/92       Ohio Power Company                                           Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------------
01/01/02       Ohio Power Company                                           Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------------
01/01/02       Ontario Power Generation, Inc.                               Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------------
06/21/02       Ontario Power Generation, Inc.                               St. Louis COALTRADE
-----------------------------------------------------------------------------------------------------------
03/03/03       Ontario Power Generation, Inc.                               St. Louis COALTRADE
-----------------------------------------------------------------------------------------------------------
01/01/02       Orion Power Midwest, L.P.                                    Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------------
01/01/02       P. H. Glatfelter                                             Peabody COALSALES Company
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01/01/01       PC Kentucky Synfuels #3 LLC                                  Peabody Coal Company
-----------------------------------------------------------------------------------------------------------

                             SCHEDULE 7 - CONTRACTS

10/01/01       PC Kentucky Synfuels #3 LLC                                  Peabody Coal Company
-----------------------------------------------------------------------------------------------------------
11/21/99       Peabody COALSALES Company                                    Caballo Coal Company and Powder
                                                                            River Coal Company
-----------------------------------------------------------------------------------------------------------
07/01/02       Purdue Stoker                                                Black Beauty Coal Company
-----------------------------------------------------------------------------------------------------------
01/01/03       Reliant Energy Mid-Atlantic Power Holdings, LLC              Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------------
01/01/02       Salt River Project                                           Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------------
12/31/99       Stora Enso North America Corp. (formerly                     Powder River Coal Company
               Consolidated Papers, Inc.)
-----------------------------------------------------------------------------------------------------------
01/01/01       Tampa Electric Company                                       Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------------
10/31/02       The Empire District Electric Company                         Powder River Coal Company
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01/01/02       Trigen Syracuse Energy Corporation                           Peabody COALSALES Company
-----------------------------------------------------------------------------------------------------------
1/2/03         TUCO Inc.                                                    St. Louis COALTRADE
-----------------------------------------------------------------------------------------------------------
10/15/83       Western Fuels Association, Inc.                              Lee Ranch Coal Company
-----------------------------------------------------------------------------------------------------------
09/27/02       Wisconsin Electric Power Company                             Powder River Coal Company
-----------------------------------------------------------------------------------------------------------
09/27/02       Wisconsin Electric Power Company                             Powder River Coal Company
-----------------------------------------------------------------------------------------------------------
11/15/02       Zinc Corporation of America                                  St. Louis COALTRADE
-----------------------------------------------------------------------------------------------------------

                                                                      Schedule 8
                            LETTER OF CREDIT RIGHTS

None.

                           ACKNOWLEDGEMENT AND CONSENT

         The undersigned hereby acknowledges receipt of a copy of the Amended and Restated Guarantee and Collateral Agreement dated as of March______, 2003 (the "Agreement"), made by the Peabody Entities parties thereto for the benefit of Fleet National Bank, as Administrative Agent. The undersigned agrees for the benefit of the Secured Parties as follows:

         (a) The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

         (b) The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) of the Agreement.

         (c) The terms of Sections 6.3 and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3 or 6.7 of the Agreement.

                                                     [NAME OF ISSUER]

                                                     By

                                                     Title

                                                     Address for Notices:

                                                     Fax:

                                                                      Annex 1 to
                                              Guarantee and Collateral Agreement

         ASSUMPTION AGREEMENT, dated as of___________________, 20__, made by __________________________, a________________[corporation] (the ["Additional
Grantor"] ["Additional Guarantor"]), in favor of Fleet National Bank, as administrative agent (in such capacity, the "Administrative Agent") for the other Agents and the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, Peabody Energy Corporation, a Delaware corporation (the "Borrower"), the Lenders, Wachovia Bank, National Association and Lehman Commercial Paper Inc., each as Syndication Agent, Morgan Stanley Senior Funding, Inc. and [_______________], each as Documentation Agent, Fleet Securities Inc., Wachovia Securities, Inc. and Lehman Brothers Inc., each as Arranger, and the Administrative Agent have entered into a Second Amended and Restated Credit Agreement, dated as of March [____], 2003, (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries (other than the Additional [Grantor][Guarantor]) have entered into the Amended and Restated Guarantee and Collateral Agreement, dated as of March [_____], 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Secured Parties;

         WHEREAS, [the Credit Agreement requires the Additional
[Grantor][Guarantor]][the Additional Grantor has elected] to become a party to the Guarantee and Collateral Agreement; and

         WHEREAS, the Additional [Grantor][Guarantor] has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional [Grantor][Guarantor], as provided in
Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a [Grantor][Guarantor] thereunder with the same force and effect as if originally named therein as a [Grantor][Guarantor] and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a [Grantor][Guarantor] thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules___________________* to the Guarantee and Collateral Agreement. The Additional

------------------------

* Refer to each Schedule which needs to be supplemented.

[Grantor][Guarantor] hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                              [ADDITIONAL [GRANTOR][GUARANTOR]]

                                              By: ______________________________
                                                  Name:
                                                  Title: